Eaton Vance Floating-Rate Income Plus Fund

Two International Place

Boston, Massachusetts 02110

April 1, 2021

Dear Shareholder:

You are cordially invited to attend the Annual Meeting of Shareholders (the “Annual Meeting”) of Eaton Vance Floating-Rate Income Plus Fund (the “Fund”), which will be held by means of remote communications in a virtual-only format on May 14, 2021 at 11:30 a.m. (Eastern Time).

At this meeting, you will be asked to consider the liquidation and termination of the Fund (the “Liquidation”) pursuant to the Plan of Liquidation and Termination adopted by the Board of Trustees of the Fund (the “Board”) (“Proposal 1”) and the election of Trustees (“Proposal 2”).

Your vote is extremely important. On March 1, 2021, Eaton Vance Corp., the parent company of the Fund’s investment adviser, Eaton Vance Management (“EVM”), was acquired by Morgan Stanley, a leading global financial services firm providing a wide range of investment banking, securities, wealth management, and investment management services (the “Transaction”). In connection with the Transaction, the Fund’s Board approved and submitted to shareholders for approval a new investment advisory agreement with EVM (the “New Agreement”). Since shareholders did not approve the New Agreement prior to the closing of the Transaction, the Board-approved interim investment advisory agreement (the “Interim Agreement”) took effect upon the close of the Transaction. The Interim Agreement allows EVM to continue to manage the Fund for up to an additional 150 days following the close of the Transaction to allow for further proxy solicitation and/or the Board’s consideration of different options for the Fund. After considering various options for the Fund, the Board approved, and recommends that shareholders vote for, the liquidation and termination of the Fund.

The Board considered a variety of factors in approving the Liquidation. These included (i) the significant ownership of the Fund by a few large shareholders, including closed-end fund activist investors, (ii) the potential adverse consequences to the Fund of continuing to solicit votes for the New Agreement when such approval is unlikely due to the significant ownership by closed-end fund activist investors, and (iii) the impending termination of the Interim Agreement, which could leave the Fund without an investment adviser to conduct the Fund's investment operations. After careful deliberation, the Board unanimously determined to approve the Liquidation and recommended that shareholders vote FOR the Liquidation. It is important that you vote your shares promptly to ensure an orderly liquidation and termination of the Fund under the Board’s continued oversight.

We hope that you will be able to attend the Annual Meeting. Whether or not you plan to attend and regardless of the number of shares you own, it is important that your shares be represented. I urge you to complete, sign and date the enclosed proxy card and return it in the enclosed postage-paid envelope as soon as possible to ensure that your shares are represented at the Annual Meeting.

Sincerely,

/s/ Eric A. Stein

Eric A. Stein

President

YOUR VOTE IS IMPORTANT - PLEASE RETURN YOUR PROXY CARD PROMPTLY.

It is important that your shares be represented at the Annual Meeting. Whether or not you plan to attend the Annual Meeting, you are requested to complete, sign and return the enclosed proxy card as soon as possible. You may withdraw your proxy if you attend the Annual Meeting and desire to vote at the Annual Meeting.

Eaton Vance Floating-Rate Income Plus Fund

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Shareholders to be Held on May 14, 2021: The Notice of Annual Meeting of Shareholders, Proxy Statement, Proxy Cards and Shareholder Report are available on the Eaton Vance website at https://funds.eatonvance.com/closed-end-fund-and-term-trust-documents.php.

The Annual Meeting of Shareholders (the “Annual Meeting”) of Eaton Vance Floating-Rate Income Plus Fund, a Massachusetts business trust (the “Fund”), will be held by means of remote communications in a virtual-only format on May 14, 2021 at 11:30 a.m. (Eastern Time), for the following purposes:

(1)	To approve the liquidation and termination of the Fund (the “Liquidation”) pursuant to the Plan of Liquidation and Termination (the “Plan”) adopted by the Board of Trustees (the “Board”) of the Fund (“Proposal 1”).
(2)	To elect Trustees of the Fund as outlined below (“Proposal 2”):
a. three Class II Trustees, William H. Park, Keith Quinton, and Susan J. Sutherland (each, a “Board Nominee” and collectively, the “Board Nominees”), to be elected by the holders of the Fund’s Common Shares and Variable Rate Term Preferred Shares (“VRTP”), voting together as a single class.
b. one Class II Trustee, George J. Gorman (the “VRTP Board Nominee”), to be elected by the holders of the Fund’s VRTP, voting separately as a single class.

The Board has fixed the close of business on March 1, 2021 as the record date for the determination of the shareholders of the Fund entitled to notice of and to vote at the Annual Meeting and any adjournments or postponements thereof.

Due to the public health impact of the coronavirus pandemic (COVID-19), travel guidelines in Massachusetts and surrounding areas, and to support the health and well-being of our shareholders, the Annual Meeting will be held in a virtual-only format via a web-based portal. To participate in and/or vote at the Annual Meeting, shareholders of the Fund must submit the necessary credentials and enter the control number found on their proxy card or provided to them by AST Fund Solutions, LLC (“AST”) as described further below. Shareholders may vote during the Annual Meeting by following the instructions available on the Annual Meeting website during the Meeting. Shareholders will not be able to attend the Annual Meeting in person.

If, as of March 1, 2021, you were a holder of record of Fund shares (i.e., you held Fund shares in your own name directly with the Fund) and wish to participate in and vote at the Annual Meeting, you should email your full name and address to AST at attendameeting@astfinancial.com. You will then be provided with credentials to participate in the Annual Meeting. You will be able to vote by entering the control number found on the enclosed proxy card.  All requests to participate in and/or vote at the Annual Meeting must be received by AST no later than 3:00 p.m. Eastern Time on May 13, 2021.

If, as of March 1, 2021, you held Fund shares through an intermediary (such as a broker-dealer) and wish to participate in and vote at the Annual Meeting, you will need to obtain a legal proxy from your intermediary reflecting the Fund's name, the number of Fund shares held and your name and email address.  You may forward an email from your intermediary containing the legal proxy or attach an image of the legal proxy to an email and send it to AST at attendameeting@astfinancial.com with “Legal Proxy” in the subject line. You will then be provided with credentials to participate in the Annual Meeting, as well as a unique control number to vote your shares. If you would like to participate in, but NOT vote at, the Annual Meeting, please send an email to AST at attendameeting@astfinancial.com with proof of ownership of Fund shares. A statement, letter or the Vote Instruction Form from your intermediary will be sufficient proof of ownership. You will then be provided credentials to participate in the Annual Meeting. All requests to participate in and/or vote at the Annual Meeting must be received by AST no later than 3:00 p.m. Eastern Time on May 13, 2021.

Please contact AST at attendameeting@astfinancial.com with any questions regarding access to the Annual Meeting, and an AST representative will contact you to answer your questions. Whether or not you plan to participate in the Annual Meeting, we urge you to vote and submit your vote in advance of the Annual Meeting.

This notice and the related proxy materials first are being mailed to shareholders on or about April 1, 2021. The proxy is being solicited on behalf of the Board.

By Order of the Board,

/s/ Maureen A. Gemma

Maureen A. Gemma

Secretary

April 1, 2021

Boston, Massachusetts

IMPORTANT

Shareholders can help the Board of the Fund avoid the necessity and additional expense to the Fund of further solicitations by promptly returning the enclosed proxy card. The enclosed addressed envelope requires no postage if mailed in the United States and is intended for your convenience.

Eaton Vance Floating-Rate Income Plus Fund

Two International Place

Boston, Massachusetts 02110

PROXY STATEMENT

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GENERAL INFORMATION

This proxy statement is furnished in connection with the solicitation of proxies by the Board of Trustees (the “Board”) of Eaton Vance Floating-Rate Income Plus Fund (the “Fund”). The proxies will be voted at the Annual Meeting of Shareholders of the Fund (the “Annual Meeting”) and at any adjournments or postponements thereof. The Annual Meeting will be held by means of remote communications in a virtual-only format on May 14, 2021 at 11:30 a.m. (Eastern Time). The Annual Meeting will be held for the purpose of considering (i) the liquidation and termination of the Fund (the “Liquidation”) pursuant to the Plan of Liquidation and Termination (the “Plan”) adopted by the Board and (ii) the election of Trustees, as set forth in the accompanying notice. This proxy material is being mailed to shareholders on or about April 1, 2021.

The Board of the Fund has fixed the close of business on March 1, 2021 as the record date for the determination of the shareholders entitled to notice of and to vote at the Annual Meeting and any adjournments or postponements thereof. As of March 1, 2021, there were 7,606,422 Common Shares of beneficial interest, $0.01 par value per share (“Common Shares”) and 190 variable rate term preferred shares, $0.01 par value per share, liquidation preference $100,000 per share (“VRTP”), of the Fund outstanding. According to filings made on Schedules 13D and 13G pursuant to Sections 13(d) and 13(g), respectively, of the Securities Exchange Act of 1934, as amended, one or more shareholders owns more than 5% of the Fund’s Common Shares and/or VRTP. Information relating to such shareholder(s) can be found on Appendix A. Also as of March 1, 2021, to the Fund’s knowledge, (i) no other shareholder owned more than 5% of the Fund’s Common Shares or VRTP, and (ii) the Trustees and executive officers of the Fund, individually and as a group, beneficially owned less than 1% of the outstanding shares of the Fund.

Shareholders as of the close of business on the record date will be entitled to one vote for each share held. All properly executed proxies received prior to the Annual Meeting will be voted at the Annual Meeting. Each proxy will be voted in accordance with its instructions; if no instruction is given, an executed proxy will authorize the persons named on the proxy card enclosed as proxies, or any of them, to vote in favor of the liquidation and termination discussed further below, as well as the election of each Trustee named on such proxy card. An executed proxy delivered to the Fund is revocable by the person giving it, prior to its exercise, by a signed writing filed with the Fund’s Secretary, by executing and delivering a later dated proxy, or by attending the Annual Meeting and voting the shares at the Annual Meeting. Merely attending the Annual Meeting will not revoke a previously executed proxy. If you hold your shares through an intermediary (such as a broker-dealer, bank, adviser or custodian), please consult with your intermediary regarding your ability to revoke voting instructions after they have been provided.

Due to the public health impact of the coronavirus pandemic (COVID-19), travel guidelines in Massachusetts and surrounding areas, and to support the health and well-being of our shareholders, the Annual Meeting will be held in a virtual-only format via a web-based portal. To participate in and/or vote at the Annual Meeting, shareholders of the Fund must submit the necessary credentials and enter the control number found on their proxy card or provided to them by AST Fund Solutions, LLC (“AST”) as described further below. Shareholders may vote during the Annual Meeting by following the instructions available on the Annual Meeting website during the Meeting. Shareholders will not be able to attend the Annual Meeting in person.

If, as of March 1, 2021, you were a holder of record of Fund shares (i.e., you held Fund shares in your own name directly with the Fund) and wish to participate in and vote at the Annual Meeting, you should email your full name and address to AST at attendameeting@astfinancial.com. You will then be provided with credentials to participate in the Annual Meeting.  You will be able to vote by entering the control number found on the enclosed proxy card. All requests to participate in and/or vote at the Annual Meeting must be received by AST no later than 3:00 p.m. Eastern Time on May 13, 2021.

If, as of March 1, 2021, you held Fund shares through an intermediary (such as a broker-dealer) and wish to participate in and vote at the Annual Meeting, you will need to obtain a legal proxy from your intermediary reflecting the Fund's name, the number of Fund shares held and your name and email address. You may forward an email from your intermediary containing the legal proxy or attach an image of the legal proxy to an email and send it to AST at attendameeting@astfinancial.com with “Legal Proxy” in the subject line. You will then be provided with credentials to participate in the Annual Meeting, as well as a unique control number to vote your shares. If you would like to participate in, but NOT vote at, the Annual Meeting, please send an email to AST at attendameeting@astfinancial.com with proof of ownership of Fund shares. A statement, letter or the Vote Instruction Form from your intermediary will be sufficient proof of ownership. You will then be provided credentials to participate in the Annual Meeting. All requests to participate in and/or vote at the Annual Meeting must be received by AST no later than 3:00 p.m. Eastern Time on May 13, 2021.

Please contact AST at attendameeting@astfinancial.com with any questions regarding access to the Annual Meeting, and an AST representative will contact you to answer your questions. Whether or not you plan to participate in the Annual Meeting, we urge you to vote and submit your vote in advance of the Annual Meeting.

The Board knows of no business other than that mentioned in the Notice of Annual Meeting of Shareholders that will be presented for consideration at the Annual Meeting. Management does not intend to present and does not have reason to believe that any other business will be presented at the Annual Meeting. If any other matters are properly presented at the Annual Meeting, it is the intention of the persons named as proxies to vote on such matters in accordance with their judgment.

Shareholders do not have appraisal rights in connection with either Proposal 1 or Proposal 2.

HOW DO I VOTE?

Depending on how you hold your shares of the Fund, you may receive more than one proxy card. Please fill out and return each proxy card. You may vote the following ways:

•         At the Annual Meeting: Due to the public health impact of the coronavirus pandemic (COVID-19), travel guidelines in Massachusetts and surrounding areas, and to support the health and well-being of our shareholders, the Annual Meeting will be held by means of remote communications in a virtual-only format. No physical meeting will be held. You will be able to attend the Annual Meeting, vote your shares at the Annual Meeting and submit any questions during the meeting. To participate in and/or vote at the Annual Meeting, shareholders of the Fund must submit the necessary credentials and enter the control number found on their proxy card or provided to them by AST Fund Solutions, LLC (“AST”) as described further below. Shareholders may vote during the Annual Meeting by following the instructions available on the Annual Meeting website during the Meeting. Shareholders will not be able to attend the Annual Meeting in person.

If, as of March 1, 2021, you were a holder of record of Fund shares (i.e., you held Fund shares in your own name directly with the Fund) and wish to participate in and vote at the Annual Meeting, you should email your full name and address to AST at attendameeting@astfinancial.com. You will then be provided with credentials to participate in the Annual Meeting. You will be able to vote by entering the control number found on the enclosed proxy card. All requests to participate in and/or vote at the Annual Meeting must be received by AST no later than 3:00 p.m. Eastern Time on May 13, 2021.

If, as of March 1, 2021, you held Fund shares through an intermediary (such as a broker-dealer) and wish to participate in and vote at the Annual Meeting, you will need to obtain a legal proxy from your intermediary reflecting the Fund's name, the number of Fund shares held and your name and email address. You may forward an email from your intermediary containing the legal proxy or attach an image of the legal proxy to an email and send it to AST at attendameeting@astfinancial.com with “Legal Proxy” in the subject line. You will then be provided with credentials to participate in the Annual Meeting, as well as a unique control number to vote your shares. If you would like to participate in, but NOT vote at, the Annual Meeting, please send an email to AST at attendameeting@astfinancial.com with proof of ownership of Fund shares. A statement, letter or the Vote Instruction Form from your intermediary will be sufficient proof of ownership. You will then be provided credentials to participate in the Annual Meeting. All requests to participate in and/or vote at the Annual Meeting must be received by AST no later than 3:00 p.m. Eastern Time on May 13, 2021.

Please contact AST at attendameeting@astfinancial.com with any questions regarding access to the Annual Meeting, and an AST representative will contact you to answer your questions. Whether or not you plan to participate in the Annual Meeting, we urge you to vote and submit your vote in advance of the Annual Meeting.

•	By Mail: To vote by mail, please mark, sign, date and mail the enclosed proxy card in the postage-paid envelope included herewith; or
•	By Telephone: Please call 888-227-9349 (toll-free) on the enclosed proxy card and follow the recorded instructions. You may also call (800) 331-5908 (toll-free) to speak to a live representative at the Fund’s proxy solicitor, AST; or
•	By Internet: Please go to the website on the enclosed proxy card and follow the instructions.

If you have any questions about the Proposals or how to vote, please call AST at (800) 331-5908.

IMPORTANT INFORMATION ABOUT YOUR VOTE

•	Why is the Annual Meeting being held?

The Common Shares of the Fund are listed on the New York Stock Exchange (“NYSE”), and the NYSE rules require the Fund to hold an annual meeting of shareholders each fiscal year. The last annual meeting was held in April 2020.

In addition to proposing the election of the Board Nominees and VRTP Nominee, the Board has approved a Proposal for the Liquidation of the Fund pursuant to the Plan, which is required to be approved by shareholders as described herein in order to be implemented. Please see below for information regarding why the Board recommends that shareholders approve the Liquidation.

•	What matters will be voted on at the Annual Meeting?

Shareholders of the Fund’s Common Shares and VRTP, with each such class voting separately, are being asked to consider the Liquidation of the Fund pursuant to the Plan (“Proposal 1”). Additionally, shareholders of the Fund’s Common Shares and VRTP, voting together as a single class, are being asked to elect William H. Park, Keith Quinton, and Susan J. Sutherland (each, a “Board Nominee” and collectively, the “Board Nominees”) as Class II Trustees and shareholders of the Fund’s VRTP, voting separately as a single class, are being asked to elect George J. Gorman (the “VRTP Board Nominee”) as a Class II Trustee (“Proposal 2”). The Board’s continued oversight of the Fund is important to the orderly wind up of the Fund’s operations. Please see the table under “Election of Trustees” below, which sets forth biographical information about the Trustees, including the Board Nominees and VRTP Board Nominee.

•	How does the Board recommend that shareholders vote?
The Board unanimously recommends that shareholders vote FOR Proposals 1 and 2.
•	Why does the Board recommend that shareholders approve the Liquidation?

On March 1, 2021, Eaton Vance Corp., the parent company of the Fund’s investment adviser, Eaton Vance Management (“EVM”), was acquired by Morgan Stanley, a leading global financial services firm providing a wide range of investment banking, securities, wealth management, and investment management services (the “Transaction”). In connection with the Transaction, the Fund’s Board approved and submitted to shareholders for approval a new investment advisory agreement with EVM (the “New Agreement”). Since shareholders did not approve the New Agreement prior to the closing of the Transaction, the Board-approved interim investment advisory agreement (the “Interim Agreement”) took effect upon the close of the Transaction. The Interim Agreement allows EVM to continue to manage the Fund for up to an additional 150 days following the close of the Transaction to allow for further proxy solicitation and/or the Board’s consideration of different options for the Fund. After considering various options for the Fund, the Board approved, and recommends that shareholders vote for, the Liquidation.

At a Board meeting held on March 11, 2021, the Board considered a variety of factors in approving the Liquidation and the Plan. These included (i) the significant ownership of the Fund by a few large shareholders, including closed-end fund activist investors, one of whom actively solicited proxies to vote against the New Agreement; (ii) the potential adverse consequences to the Fund of continuing to solicit votes for the New Agreement when such approval is unlikely due to the significant ownership by closed-end fund activist investors; and (iii) the impending termination of the Interim Agreement, which could leave the Fund without an investment adviser to conduct the Fund’s investment operations. In light of these factors, and after careful deliberation, the Board unanimously determined to approve the Liquidation and the Plan and recommended that shareholders vote FOR the Liquidation. The Board unanimously approved the Liquidation.

If approved by the Fund’s shareholders, the Liquidation will allow shareholders of the Fund’s Common Shares to realize full net asset value (after the costs of the Liquidation) for their Common Shares, and permit holders of the Fund’s VRTP to receive the liquidation preference amount for their shares.

•	Why are Fund shareholders being asked to vote for Trustees at the Annual Meeting?
The Fund’s Declaration of Trust provides that the Board shall be divided into three classes of Trustees. Each class of Trustees serves a three-year term. The terms are staggered such that the term of one class expires each year and a proposal to elect Trustees is included at the Fund’s annual meeting each year (or at a special meeting in lieu of an annual meeting). As discussed above, the Common Shares of the Fund are listed on NYSE, which requires that the Fund hold an annual meeting. Thus, the Board and its Governance Committee considered the qualifications of the Board Nominees and the VRTP Nominee (who are all currently Trustees) and determined that the breadth and depth of the Board Nominees and VRTP Nominee’s experience are beneficial to Fund shareholders. Although the Fund would liquidate as soon as reasonably practicable following shareholder approval of Proposal 1, Board oversight is important during the Fund’s process of winding up its affairs.
•	What will happen if the Liquidation is not approved at the Annual Meeting?
If shareholders do not approve the Liquidation, the Fund will continue to exist as a registered investment company in accordance with its stated investment objective and policies while the Board considers what, if any, steps to take in the best interest of the Fund and its shareholders, including the possibility of resubmitting the Plan or another plan of liquidation and termination to shareholders for future consideration. Absent relief permitted by an exemption or interpretive position of the U.S. Securities and Exchange Commission or its staff, the Interim Agreement will terminate 150 days from the closing of the Transaction, even if shareholders do not approve the Liquidation.
•	How could the Liquidation affect me?

If the Liquidation is approved, the Fund will wind up its business, convert any remaining portfolio securities to cash and make one or more liquidating distributions to shareholders If the Liquidation is approved by shareholders, the Fund may deviate from its investment objective and strategies to ensure an orderly liquidation and termination, and may invest the proceeds from sales of its portfolio securities in cash or cash equivalent securities as soon as is reasonable and practicable depending on market conditions and consistent with the terms of the Plan.

As a result of the Liquidation, the Fund’s assets are expected to be distributed in one or more cash payments in complete cancellation of all of the outstanding shares of common stock and VRTP of the Fund. The Liquidation will generally be a taxable event to shareholders that are subject to U.S. federal income tax. Any such shareholder that receives a liquidating distribution will generally realize capital gain or loss in an amount equal to the difference between the total amount of the liquidation distribution(s) received and the shareholder’s adjusted basis in the Fund shares. Shareholders are urged to consult their tax advisor with regard to the specific tax consequences of the Liquidation. For a brief discussion of certain U.S. federal income tax considerations resulting from the Liquidation, see “General Income Tax Consequences” below.

•	Will the Fund pay for the expenses of the Liquidation?
Yes. The expenses of the Liquidation will be paid (or set aside by the Fund for payment) prior to the Fund’s payment of liquidating distributions to shareholders, including transaction costs associated with disposing of the Fund’s assets. The Board considered the terms and conditions of the Plan, including that the Plan contemplates that the costs of the Liquidation (which consist largely of legal, printing and proxy solicitation expenses), estimated to be approximately $80,000 (exclusive of transaction costs associated with disposing of the Fund’s assets), will be paid by the Fund.
•	Will my vote make a difference?

Yes! Your vote can help ensure that the Proposals recommended by the Board can be implemented. We encourage all shareholders to participate in the governance of the Fund.

•	Who is asking for my vote?

The enclosed proxy card is solicited by the Board for use at the Annual Meeting to be held on May 14, 2021, and, if the Annual Meeting is adjourned, postponed or delayed, at any later meeting(s), for the purposes stated in the Notice of Annual Meeting. The Fund has contracted with AST to assist with solicitation of proxies.

•	What is the voting requirement for the Proposals?

The approval of Proposal 1 requires the affirmative vote of a majority of the outstanding shares entitled to vote (with Common Shares and VRTP voting separately), in person or by proxy, at the Annual Meeting at which a quorum is present in person or by proxy. Accordingly, abstentions have the effect of a negative vote on Proposal 1.

The election of a Trustee requires the affirmative vote of a plurality of votes cast by the shareholders, in person or by proxy, at the Annual Meeting at which a quorum is present in person or by proxy. The last proxy card submitted by a shareholder will be counted. For purposes of Proposal 2, a decision to withhold your vote (or a direction to your broker-dealer to do so) will be counted towards quorum, but will have no effect on the outcome of the Trustee election.

•	How will my proxy card be voted?

If you complete, sign and return the enclosed proxy card at or prior to the Annual Meeting, your shares will be voted as you indicated. If you simply sign, date and return the enclosed proxy card, but do not specify a vote on the proposals listed thereon, your proxy will be voted FOR the Liquidation (Proposal 1) and FOR the election of the Board Nominees and VRTP Board Nominee (Proposal 2).

•	What other information should I know in deciding how to vote?

Please read the entire proxy statement because it contains important information about the Liquidation, as well as the Board Nominees and VRTP Board Nominee, and other important information about the Fund, its management and its operations.

The Board unanimously recommends that shareholders vote FOR Proposals 1 and 2.

PROPOSAL 1. LIQUIDATION AND TERMINATION OF THE FUND

This summary is qualified in its entirety by reference to the additional information contained elsewhere in the proxy statement and the Plan of Liquidation and Termination (the “Plan”), a form of which is attached to this proxy statement as Appendix B.

At a Board meeting held on March 11, 2021, the Board unanimously approved a proposal by Eaton Vance Management (“EVM”), the Fund’s investment adviser, to liquidate and terminate the Fund (the “Liquidation”) pursuant to the Plan. At the Annual Meeting, shareholders of the Fund’s Common Shares and VRTP, with each such class separately voting thereon, will be asked to approve the Liquidation pursuant to the Plan, which is described further below. The Board unanimously recommends that shareholders vote FOR this Proposal 1.

If the Fund’s shareholders approve the Liquidation pursuant to the Plan, the Fund’s management, under the oversight of the Board, will wind up the Fund’s affairs as soon as reasonably practicable thereafter in a timeframe that allows for an orderly liquidation of portfolio holdings under then-current market conditions. The Fund will then set aside, in cash or cash equivalents, the amount of all known or reasonably ascertainable liabilities and obligations of the Fund and make one or more liquidating distributions of the remaining cash to shareholders. The amounts to be distributed to shareholders of the Fund upon Liquidation will be reduced by the ordinary expenses and liabilities of the Fund, as described in more detail below. If the Fund’s shareholders approve Proposal 1, the Fund will publicly announce important dates with respect to the Liquidation when they are determined.

Background

The Fund commenced operations on June 28, 2013 and is organized as a Massachusetts business trust. The Fund’s investment objective is total return, with an emphasis on income. As of March 31, 2021, the Fund’s total managed assets were $192,530,569.

On March 1, 2021, Eaton Vance Corp. (“EVC”), the parent company of the Fund’s investment adviser, EVM, was acquired by Morgan Stanley, a leading global financial services firm providing a wide range of investment banking, securities, wealth management, and investment management services (the “Transaction”). In connection with the Transaction, the Fund’s Board approved and submitted to shareholders for approval a new investment advisory agreement with EVM (the “New Agreement”). Since shareholders did not approve the New Agreement prior to the closing of the Transaction, the Board-approved interim investment advisory agreement (the “Interim Agreement”) took effect upon the close of the Transaction. The Interim Agreement allows EVM to continue to manage the Fund for up to an additional 150 days following the close of the Transaction to allow for further proxy solicitation and/or the Board’s consideration of different options for the Fund. After considering various options for the Fund, including continuing to seek shareholder approval of the New Agreement, reorganizing the Fund into another fund and converting the Fund to an open-end fund, the Board approved, and recommends that shareholders vote for, the Liquidation of the Fund. If shareholders do not approve the Liquidation, the Fund will continue to exist as a registered investment company in accordance with its stated investment objective and policies while the Board considers what, if any, steps to take in the best interest of the Fund and its shareholders, including the possibility of resubmitting a proposed liquidation pursuant to the Plan or another plan of liquidation and termination, to shareholders for future consideration. Absent relief permitted by an exemption or interpretive position of the U.S. Securities and Exchange Commission (“SEC”) or its staff, the Interim Agreement will terminate 150 days following the close of the Transaction, even if shareholders do not approve the Liquidation.

Board Considerations in Approving the Proposed Plan

The Board considered, and discussed with management of the Fund, options designed to address the treatment of the Fund’s investment advisory agreement as terminated as a result of the closing of the Transaction and the term of the Interim Agreement. The Board believes that the Fund has served a valuable role in the investment programs of its shareholders since the Fund’s inception. However, the Board considered: the outcome of the recent special shareholder meeting and the treatment of the Fund’s investment advisory agreement as terminated as a result of the closing of the Transaction without approval of the New Agreement; the costs and administrative burden of continuing to adjourn the special meeting; the significant ownership of the Fund by closed-end fund activist shareholders and their recent activity, including opposing approval of the New Agreement; the impending termination of the Interim Agreement, which could leave the Fund without an investment adviser to conduct the Fund’s investment operations; and the opportunity for shareholders to realize full net asset value (“NAV”) (after the costs of the Liquidation) for their shares of common stock through the Liquidation. The Board also considered that EVM believes that, on balance, the Liquidation would be in the best interests of the Fund and its shareholders. After thoughtful deliberation, the Board unanimously approved and recommended that Fund shareholders approve the Liquidation.

1

In approving, and recommending that shareholders approve, the Liquidation pursuant to the Plan, the Board considered, among other things:

•	Unlikelihood of Approval of the Investment Advisory Agreement. EVM discussed with the Board opposition by certain closed-end fund activist shareholders to the approval of the New Agreement. EVM believes, in consultation with the Fund’s proxy solicitor for the special meeting, that the ownership of the Fund by closed-end fund activist shareholders would make obtaining shareholder approval of the New Agreement very unlikely.
•	Closed-End Fund Activist Shareholder Base. As noted above, public filings indicate that a significant portion of the Fund’s Common Shares are held by certain shareholders that have a history of seeking short-term profits for themselves and their clients at the expense of other fund shareholders. Such shareholders’ activist agendas are different from EVM’s long-term approach to managing the Fund’s portfolio and maximizing value for all shareholders in accordance with the Fund’s investment objective. The Board believes that the Liquidation would avoid legal and other costs that could result from any continued closed-end fund activist shareholder activities.
•	Realization of NAV. EVM discussed with the Board that, if approved by Fund shareholders, the Liquidation would allow shareholders to realize NAV (after the costs of the Liquidation) for their Common Shares, which would allow them to avoid the discount to NAV that shareholders would currently realize if they sold their shares. In addition, VRTP shareholders would receive the liquidation preference amount for their shares of $100,000 per VRTP share plus an amount equal to all accumulated but unpaid dividends thereon.
•	Orderly Liquidation Process. If the Liquidation is approved at the Annual Meeting, management of the Fund, under the oversight of the Board and the Fund’s officers, will take steps to sell the Fund’s portfolio securities, discharge (or arrange payment of) the Fund’s liabilities, and distribute to shareholders any liquidating distributions from the Fund’s remaining assets, as described further below. The Board considered information from EVM regarding the liquidity profile of the Fund’s portfolio holdings, including the ability to convert such holdings to cash and cash equivalents to facilitate the Liquidation.
•	Tax Consequences. The Board considered EVM’s representation that, if the Liquidation is approved, the Fund would intend to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”), for its final fiscal period preceding the Liquidation. As a result, the Fund may need to distribute any undistributed net investment income and/or any undistributed net capital gains to shareholders in connection with the Liquidation. Based on current estimates, no capital gain distribution will be required in connection with the Liquidation. At the shareholder level, the tax consequences of the Liquidation will depend upon the difference between the proceeds a shareholder receives in the Liquidation and the shareholder’s adjusted tax basis in the Fund’s shares for U.S. federal income tax purposes. Distributions of Liquidation proceeds to an individual retirement account will generally not be taxable for U.S. federal income tax purposes, unless gain recognized by the account from the Liquidation, if any, is treated as unrelated business taxable income by reason of the shares being treated as debt-financed property.

After consideration of the foregoing factors, among other information deemed relevant by the Board, the Board determined to approve the Liquidation and the Plan and recommends that shareholders approve the Liquidation pursuant to the Plan. A copy of the Plan is attached hereto as Appendix B.

If the Liquidation is approved by shareholders, EVM, under the oversight of the Board and the officers of the Fund, will proceed to wind up the Fund’s affairs as soon as reasonably practicable thereafter in a timeframe that allows for an orderly liquidation of portfolio holdings under then-current market conditions.

Summary of Plan of Liquidation and Termination

The following summary does not purport to be complete and is subject in all respects to the provisions of, and is qualified in its entirety by reference to, the Plan which is attached hereto as Appendix B. Shareholders are urged to read the Plan in its entirety.

Effective Date of the Plan and Cessation of the Fund’s Activities as an Investment Company. The Plan will become effective only upon the adoption and approval of the Plan by the affirmative vote of the holders of a majority of the outstanding shares entitled to vote at the Annual Meeting (with Common Shares and VRTP voting separately), and any adjournments or postponements thereof, at which a quorum is present (the “Effective Date”). On or after the Effective Date, the Fund may commence the sale of portfolio securities, cease to invest its assets in accordance with its investment objective and, as soon as reasonable and practicable after the Effective Date, complete the sale of the portfolio investments in order to convert its assets to cash or cash equivalents, provided, however, that after shareholder approval of the Plan and on a date determined by an officer of the Fund, the Fund will not engage in any business activities except for the purpose of paying, satisfying, and discharging any existing debts and obligations, collecting and distributing its assets, and doing all other acts required to liquidate and wind up its business and affairs, and will terminate in accordance with the Plan.

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Closing of Books and Restriction on Transfer of Shares. The proportionate interests of shareholders in the assets of the Fund will be fixed on the basis of their holdings on the determined record date for the Liquidation (the “Liquidation Record Date”). On the Liquidation Record Date, the books of the Fund will be closed.

Liquidation Distributions. As soon as reasonably practicable after the Liquidation Record Date and following the payment or other provision for all liabilities and expenses of the Fund, the remaining assets of the Fund will be distributed to first, the VRTP shareholders in an amount equal to the liquidation preference of each VRTP share ($100,000 per VRTP share plus an amount equal to all accumulated but unpaid dividends thereon), and second, after determination of any dividend to be paid pursuant to the Plan, the common shareholders (each distribution, a “Liquidating Distribution”). Except as may be otherwise agreed to between the Fund and EVM, all expenses incurred by or allocable to the Fund in carrying out the Plan shall be borne by the Fund. The Board considered the terms and conditions of the Plan, including that the Plan contemplates that the costs of the Liquidation (which consist largely of legal, printing and proxy solicitation expenses), are estimated to be approximately $80,000 (exclusive of transaction costs associated with disposing the Fund’s assets).

In accordance with the Fund’s statement establishing and fixing the rights and preferences of VRTP Shares (the “Statement of Preferences”), VRTP shareholders are entitled to receive $100,000 per VRTP share, plus an amount equal to all dividends thereon (whether or not earned or declared) accumulated but unpaid to (but excluding) the date of the final Liquidating Distribution, upon the liquidation, dissolution or winding up of the affairs of the Fund. In the event that the assets of the Fund available for distribution to the VRTP shareholders are insufficient to permit the payment in full to such VRTP shareholders under the Statement of Preferences, then payment will be made ratably in proportion to the respective preferential liquidation amounts to which they are entitled. After Liquidating Distributions have been made to all VRTP shareholders, the Fund’s remaining assets will be distributed to common shareholders in one or more cash payments in complete liquidation of the Fund. For the avoidance of doubt, unless and until the liquidation preference on each VRTP Share plus accumulated and unpaid dividends on such VRTP Share have been paid in full to the holder thereof, no dividends, distributions or other payments will be made to common shareholders. Shareholders will receive information concerning the sources of the Liquidating Distribution.

Amendments to the Plan. The Plan provides that the officers of the Fund may amend the Plan as they, with the advice of counsel, may deem necessary or appropriate to effect the termination and liquidation of the Fund. The terms of the Plan with respect to Liquidating Distributions, however, may be amended only by the Board.

General Income Tax Consequences

The following is a summary of certain U.S. federal income tax considerations generally relevant to the Fund and its shareholders. No attempt is made to present a detailed explanation of the tax treatment of the Fund or its shareholders, and the discussion here is not intended as a substitute for careful tax planning. Shareholders are urged to consult their tax advisors with specific reference to their own tax situations.

This general discussion of certain U.S. federal income tax consequences is based on the Code and the regulations issued thereunder as in effect on the date of this proxy statement. New legislation, as well as administrative changes or court decisions, may significantly change the conclusions expressed herein, possibly with retroactive effect.

If the shareholders approve the Liquidation pursuant to the Plan, the Fund will sell its assets and distribute the proceeds and any income to shareholders. The Fund may be subject to income tax on its taxable income such as interest income, gain from the sale of its assets in an amount equal to the difference between the sale price and the Fund’s adjusted basis. in such assets, or other income until the Liquidation is completed. However, subject to certain requirements, the Fund may be able to deduct a portion of distributions it makes to shareholders in connection with the Liquidation, and may thereby reduce all or a portion of any such tax.

A shareholder who receives a Liquidating Distribution will be treated as having received the distribution in exchange for the shareholder’s shares in the Fund and will recognize gain or loss based on the difference between the fair market value of the distribution received and the shareholder’s basis in the Fund shares. If a shareholder holds shares as capital assets, the gain or loss will be characterized as a capital gain or loss. If the shares have been held for more than one year, any such gain generally will be treated as long-term capital gain, taxable to individual shareholders at long-term capital gain rates, and any such loss will be treated as long-term capital loss. Capital gain or loss on shares held for one year or less will be treated as short-term capital gain or loss. Capital losses are generally only deductible in the amount of capital gain plus $3,000 of ordinary income for a non-corporate shareholder. U.S. individuals and certain estates and trusts are subject to an additional 3.8% Medicare contribution tax that will generally apply to the lesser of  (i) an individual’s net investment income or (ii) the excess of modified adjusted gross income over $200,000 (in the case of single filers) or $250,000 (in the case of a joint return). Capital gains realized in a liquidating distribution are included in net investment income for purposes of the additional Medicare contribution tax.

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A Liquidating Distribution to a shareholder may be subject to backup withholding. Generally, shareholders subject to backup withholding will be those for whom no taxpayer identification number is on file with the applicable withholding agent, those who, to such withholding agent’s knowledge, have furnished an incorrect number, and those who underreport their tax liability. Certain shareholders specified in the Code may be exempt from backup withholding. The backup withholding tax is not an additional tax and may be credited against a taxpayer’s U.S. federal income tax liability. The Fund is required to report certain information to the Internal Revenue Service and to each U.S. shareholder, including the value of any payment or property received by each shareholder in a liquidating distribution.

Additional Considerations with Respect to the Proposed Liquidation

In addition to the other information contained in this proxy statement, you should consider the following factors in determining whether to vote in favor of the Liquidation pursuant to the Plan. The Fund is not able to estimate net proceeds to be received by the shareholders. The actual amounts to be distributed to the Fund’s Common and VRTP shareholders upon the Liquidation is subject to significant uncertainties and not possible to predict at this time. The amount available for distribution to shareholders will be based, in part, on the value of the Fund’s assets at the time of liquidation and then-current market conditions; the amount of the Fund’s actual costs, expenses, and liabilities to be paid in the future; the potential market impact of liquidation of portfolio securities (including the liquidation of potentially large blocks of portfolio securities) under current and developing market conditions; general business and economic conditions; and the time required to liquidate the Fund’s assets, all of which cannot be predicted with any certainty at this time.

The Fund is not able to predict at this time the length of time it would take to complete the Liquidation. Notwithstanding the approval of Proposal 1 at the Meeting, any claims pending against the Fund and/or the Board must be satisfactorily resolved prior to the distribution of the Fund’s assets. While the Board is not currently aware of any such claim, it is possible that such a claim could arise and that costs would be incurred to resolve it. If any such claim should arise, the Fund will not liquidate until such claim is satisfactorily resolved in the sole discretion of the Board. The Fund is unable to predict when it will complete the sale of its assets or when it will distribute the Liquidation proceeds to shareholders. During the Liquidation, the Fund may deviate from its investment objective and strategies to ensure an orderly liquidation and termination, and may invest the proceeds from sales of its portfolio securities in cash or cash equivalent securities as soon as is reasonable and practicable depending on market conditions and consistent with the terms of the Plan. Further, the market value of the Fund’s portfolio securities may decline during the Liquidation, resulting in a reduction in the amounts available for Liquidating Distributions, and the length of the Liquidation cannot be predicted at this time as described above.

The liquidity and market price of the Fund’s Common Shares could decrease. As the Fund sells its assets and distributes proceeds of the Liquidation to shareholders, the market capitalization and “float” of the Fund’s Common Shares may diminish. Market interest in the Fund’s Common Shares may also diminish. This could reduce the market demand for, and liquidity and price of, the Fund’s Common Shares, which may adversely affect the market price of the Fund’s Common Shares. When, as part of the Plan, the Fund no longer traded on the NYSE, the market demand for, and liquidity and price of, the Common Shares would further decrease.

THE FUND’S BOARD UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE FOR PROPOSAL 1 TO LIQUIDATE AND TERMINATE THE FUND PURSUANT TO THE PLAN.

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PROPOSAL 2. ELECTION OF TRUSTEES

The Fund is a closed-end management investment company registered with the SEC and subject to the requirements of the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund’s Agreement and Declaration of Trust (“Declaration of Trust”) provides that a majority of the Trustees shall fix the number of the entire Board and that such number shall be at least two and no greater than fifteen. The Board currently has fixed the number of Trustees at ten. The Board has the authority to expand the Board in its discretion. Under the terms of the Declaration of Trust, the Board is required to be divided into three classes, each class having a term of three years to expire on the date of the third annual meeting following its election. Thus, this could delay for up to two years the replacement of a majority of the Board.

Proxies designated on the proxy card will be voted for the election of the following nominees:
a.	three Class II Trustees, William H. Park, Keith Quinton and Susan J. Sutherland (each, a “Board Nominee” and collectively, the “Board Nominees”), to be elected by the holders of the Fund’s Common Shares and VRTP, voting together as a single class.
b.	one Class II Trustee, George J. Gorman (the “VRTP Board Nominee”), to be elected by the holders of the Fund’s VRTP, voting separately as a single class.

The Board and its Governance Committee considered the qualifications of the Board Nominees and the VRTP Board Nominee and determined that the breadth and depth of the Board Nominees and VRTP Board Nominee’s experience are beneficial to Fund shareholders. The Board therefore recommends that shareholders vote FOR the election of the Board Nominees and VRTP Board Nominee of the Fund.

Each of the Board Nominees and the VRTP Board Nominee is currently serving as a Trustee of the Fund and has consented to continue to so serve. In the event that one of the Board Nominees or the VRTP Board Nominee is unable to serve for any reason (which is not now expected) when the election occurs, the accompanying proxy will be voted for such other person or persons as the Board may recommend. The election of Trustees is non-cumulative. The Trustees of the Fund shall be elected by the affirmative vote of a plurality of the shares of the Fund entitled to vote. Proxies cannot be voted for a greater number of persons than the number of nominees named. None of the Board Nominees or the VRTP Board Nominee is a party adverse to the Fund or any of its affiliates in any material pending legal proceeding, nor do any of the Board Nominees or the VRTP Board Nominee, each of whom is an Independent Trustee, as defined below, have an interest materially adverse to the Fund.

Under the terms of the Fund’s Amended and Restated By-Laws (the “By-Laws”), the holders of the VRTP are entitled as a class, to the exclusion of the holders of the Common Shares, to elect two Trustees of the Fund. One Trustee, George J. Gorman, is nominated for election by holders of the Fund’s VRTP at this Annual Meeting. The By-Laws further provide for the election of the Board Nominees by the holders of the Common Shares and the VRTP Shares, voting together as a single class.

The following table presents certain information regarding the current Trustees of the Fund, including the principal occupations of, and public company directorships held by, each such person for at least the last five years.

Name and Year of Birth	Fund Position(s)	Trustee Since	Current Term Expiring	Principal Occupation(s) During Past Five Years and Other Relevant Experience	Other Directorships Held
WILLIAM H. PARK 1947	Chairperson of the Board and Trustee	2016 (Chairperson) and 2013 (Trustee)	Class II Trustee until 2021.	Private investor. Formerly, Consultant (management and transactional) (2012-2014). Formerly, Chief Financial Officer, Aveon Group, L.P. (investment management firm) (2010-2011). Formerly, Vice Chairman, Commercial Industrial Finance Corp. (specialty finance company) (2006-2010). Formerly, President and Chief Executive Officer, Prizm Capital Management, LLC (investment management firm) (2002-2005). Formerly, Executive Vice President and Chief Financial Officer, United Asset Management Corporation (investment management firm) (1982-2001). Formerly, Senior Manager, Price Waterhouse (now PricewaterhouseCoopers) (a registered public accounting firm) (1972-1981).	None
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Name and Year of Birth	Fund Position(s)	Trustee Since	Current Term Expiring	Principal Occupation(s) During Past Five Years and Other Relevant Experience	Other Directorships Held
DAVID BASILE 1961	Trustee	2020	Class I Trustee until 2023.	Founder and Principal of RD Global Research (trading and research firm). Formerly, Portfolio Manager at Tudor Investment Corporation (investment firm) (2008-2014 and 2002-2006). Formerly, Chief Investment Officer and Principal of Safir Capital LLC (registered investment adviser) (2006-2008). Formerly, Managing Director of Barclays Capital (investment bank) (2001-2002). Formerly, Managing Director of Credit Suisse First Boston (investment bank) (1986-2001). Formerly, Vice President of Kidder Peabody & Co Incorporated (securities firm) (1983-1986).	None
CHARLES CLARVIT 1956	Trustee	2020	Class I Trustee until 2023.	Chief Executive Officer of Clarvit Capital Family Office, LLC (investment management firm) and Trustee of Johns Hopkins University (postsecondary institution). Formerly, Chief Executive Officer of Vinci Partners- US (asset and wealth management firm) (2011-2015). Formerly, Managing Director and the Co-Head of BlackRock Alternative Advisors (investment management firm) (2007-2010). Formerly, Principal of Quellos Group, LLC (investment management firm) (1998-2007). Formerly, Managing Director of CIBC Oppenheimer & Co. (investment management firm) (1985-1998). Formerly, Systems Engineer at IBM Corporation (technology company) (1978-1985).	Voya Prime Rate Trust (closed-end management investment company)
MARK R. FETTING 1954	Trustee	2016	Class III Trustee until 2022.	Private investor. Formerly held various positions at Legg Mason, Inc. (investment management firm) (2000-2012), including President, Chief Executive Officer, Director and Chairman (2008-2012), Senior Executive Vice President (2004-2008) and Executive Vice President (2001-2004). Formerly, President of Legg Mason family of funds (2001-2008). Formerly, Division President and Senior Officer of Prudential Financial Group, Inc. and related companies (investment management firm) (1991-2000).	None
GEORGE J. GORMAN 1952	Trustee	2014 (Trustee)	Class II Trustee until 2021.(1)	Principal at George J. Gorman LLC (consulting firm). Formerly, Senior Partner at Ernst & Young LLP (a registered public accounting firm) (1974-2009).	None
VALERIE A. MOSLEY 1960	Trustee	2014	Class III Trustee until 2022.(1)	Chairwoman and Chief Executive Officer of Valmo Ventures (a consulting and investment firm). Founder of Upward Wealth, Inc., dba BrightUP, a fintech platform. Formerly, Partner and Senior Vice President, Portfolio Manager and Investment Strategist at Wellington Management Company, LLP (investment management firm) (1992-2012). Formerly, Chief Investment Officer, PG Corbin Asset Management (1990-1992). Formerly, institutional corporate bond sales at Kidder Peabody (1986-1990).	Director of DraftKings, Inc. (digital sports entertainment and gaming company) (since September 2020). Director of Groupon, Inc. (e-commerce provider) (since April 2020). Director of Envestnet, Inc. (provider of intelligent systems for wealth management and financial wellness) (since 2018). Formerly, Director of Dynex Capital, Inc. (mortgage REIT) (2013-2020).
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Name and Year of Birth	Fund Position(s)	Trustee Since	Current Term Expiring	Principal Occupation(s) During Past Five Years and Other Relevant Experience	Other Directorships Held
HELEN FRAME PETERS 1948	Trustee	2013	Class III Trustee until 2022.	Professor of Finance, Carroll School of Management, Boston College. Formerly, Dean, Carroll School of Management, Boston College (2000-2002). Formerly, Chief Investment Officer, Fixed Income, Scudder Kemper Investments (investment management firm) (1998-1999). Formerly, Chief Investment Officer, Equity and Fixed Income, Colonial Management Associates (investment management firm) (1991-1998).	None
KEITH QUINTON 1958	Trustee	2018	Class II Trustee until 2021.	Private investor, researcher and lecturer. Independent Investment Committee Member at New Hampshire Retirement System (since 2017). Formerly, Portfolio Manager and Senior Quantitative Analyst at Fidelity Investments (investment management firm) (2001-2014).	Director (since 2016) and Chairman (since 2019) of New Hampshire Municipal Bond Bank.
MARCUS L. SMITH 1966	Trustee	2018	Class III Trustee until 2022.	Private investor. Member of Posse Boston Advisory Board (foundation) (since 2015). Formerly, Portfolio Manager at MFS Investment Management (investment management firm) (1994-2017).

Director of First Industrial Realty Trust, Inc. (an industrial REIT) (since 2021). Director of MSCI Inc. (global provider of investment decision support tools) (since 2017). Formerly, Director of DCT Industrial Trust Inc. (logistics real estate company) (2017-2018).

SUSAN J. SUTHERLAND 1957	Trustee	2015	Class II Trustee until 2021.	Private investor. Director of Ascot Group Limited and certain of its subsidiaries (insurance and reinsurance) (since 2018). Formerly, Director of Hagerty Holding Corp. (insurance and reinsurance) (2015-2018). Formerly, Associate, Counsel and Partner at Skadden, Arps, Slate, Meagher & Flom LLP (law firm) (1982-2013).	Director of Kairos Acquisition Corp. (insurance/InsurTech acquisition company) (since 2021).
(1)	Elected by holders of the Fund’s VRTP.

Each current Trustee listed above served as a Trustee of 139 funds within the Eaton Vance fund complex as of March 1, 2021 (including both master and feeder funds in a master-feeder structure), except Messrs. Basile and Clarvit, who each served solely as a Trustee of the Fund. The address of each Trustee is Two International Place, Boston, Massachusetts 02110.

Each Trustee holds office until the annual meeting for the year in which his or her term expires and until his or her successor is elected and qualified, subject to a prior death, resignation, retirement, disqualification or removal. Under the terms of the Fund’s current Trustee retirement policy, an Independent Trustee must retire and resign as a Trustee on the earlier of: (i) the first day of July following his or her 74th birthday; or (ii) with limited exception, December 31st of the 20th year in which he or she has served as a Trustee. However, if such retirement and resignation would cause the Fund to be out of compliance with Section 16 of the 1940 Act or any other regulations or guidance of the SEC, then such retirement and resignation will not become effective until such time as action has been taken for the Fund to be in compliance with Section 16 of the 1940 Act and any other regulations or guidance of the SEC.

The Board unanimously recommends that shareholders vote FOR

the election of the Board Nominees and VRTP Board Nominee on the enclosed proxy card.

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Share Ownership by Trustee

As of March 1, 2021, no Trustee held shares of the Fund’s equity securities. The following table shows, as of March 1, 2021, the dollar range of equity securities beneficially owned by each Trustee in all registered investment companies advised or administered by Eaton Vance (the “Eaton Vance family of funds”) overseen by the Trustee.

Name of Trustee	Aggregate Dollar Range of Equity Securities Beneficially Owned in Funds Overseen by Trustee in the Eaton Vance Family of Funds
David Basile	None
Charles Clarvit	None
Mark R. Fetting	Over $100,000
George J. Gorman	Over $100,000
Valerie A. Mosley	Over $100,000
William H. Park	Over $100,000
Helen Frame Peters	Over $100,000
Keith Quinton	Over $100,000
Marcus L. Smith	Over $100,000
Susan J. Sutherland	Over $100,000 (1)
(1) Includes shares which may be deemed to be beneficially owned through the Trustee Deferred Compensation Plan (each, a “Deferred Compensation Plan”). Prior to April 16, 2020, each fund in the Eaton Vance family of funds had a Deferred Compensation Plan. Effective April 16, 2020, the Fund no longer has a Deferred Compensation Plan.

Board Meetings and Committees

The Board has general oversight responsibility with respect to the business and affairs of the Fund. The Board has engaged an EVM (the “adviser”) to manage the Fund and is responsible for overseeing such adviser and other service providers to the Fund. The Board is currently composed of ten Trustees, each of whom is an Independent Trustee. In addition to six regularly scheduled meetings per year, the Board periodically holds special meetings or informal conference calls to discuss specific matters that may require action prior to the next regular meeting. As discussed below, the Board has established certain committees to assist the Board in performing its oversight responsibilities.

The Board has appointed a noninterested Trustee to serve in the role of Chairperson. The Chairperson’s primary role is to participate in the preparation of the agenda for meetings of the Board and the identification of information to be presented to the Board with respect to matters to be acted upon by the Board. The Chairperson also presides at all meetings of the Board and acts as a liaison with service providers, officers, attorneys, and other Board members generally between meetings. The Chairperson may perform such other functions as may be requested by the Board from time to time.

The Fund is subject to a number of risks, including, among others, investment, compliance, operational, and valuation risks. Risk oversight is part of the Board’s general oversight of the Fund and is addressed as part of various activities of the Board and its Committees. As part of its oversight of the Fund, the Board directly relies on and reviews reports from, among others, Fund officers, the adviser, the Chief Compliance Officer (the “CCO”), and other Fund service providers responsible for day-to-day oversight of Fund investments, operations and compliance to assist the Board in identifying and understanding the nature and extent of risks and determining whether, and to what extent, such risks can or should be mitigated. The Board also interacts with the CCO and with senior personnel of the adviser and other Fund service providers and provides input on risk management issues during meetings of the Board and its Committees. Each of the adviser and the other Fund service providers has its own independent interest and responsibilities in risk management, and its policies and methods for carrying out risk management functions will depend, in part, on its individual priorities, resources and controls. It is not possible to identify all of the risks that may affect the Fund or to develop processes and controls to eliminate or mitigate their occurrence or effects. Moreover, it is necessary to bear certain risks (such as investment-related risks) to achieve the Fund’s goals.

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The Board, with the assistance of the adviser and with input from the Board’s two committees, reviews investment policies and risks in connection with its review of Fund performance. The Board has appointed a Fund CCO who oversees the implementation and testing of the Fund’s compliance program and reports to the Board regarding compliance matters for the Fund and its principal service providers. In addition, as part of the Board’s periodic review of the advisory and other service provider agreements, the Board may consider risk management aspects of their operations and the functions for which they are responsible. With respect to valuation, the Board approves and periodically reviews valuation policies and procedures applicable to valuing the Fund’s shares. The adviser is responsible for the implementation and day-to-day administration of these valuation policies and procedures and provides reports to the Audit Committee of the Board and the Board regarding these and related matters. In addition, the Audit Committee of the Board or the Board receives reports periodically from the independent public accounting firm for the Fund regarding tests performed by such firm on the valuation of all securities, as well as with respect to other risks associated with registered investment companies. Reports received from service providers, legal counsel and the independent public accounting firm assist the Board in performing its oversight function.

The Fund’s Declaration of Trust does not set forth any specific qualifications to serve as a Trustee. The Charter of the Governance Committee also does not set forth any specific qualifications, but does set forth certain factors that the Committee may take into account in considering noninterested Trustee candidates. In general, no one factor is decisive in the selection of an individual to join the Board. Among the factors the Board considers when concluding that an individual should serve on the Board are the following: (i) knowledge in matters relating to the fund industry; (ii) experience as a director or senior officer of public companies; (iii) educational background; (iv) reputation for high ethical standards and professional integrity; (v) specific financial, technical or other expertise, and the extent to which such expertise would complement the Board members’ existing mix of skills, core competencies and qualifications; (vi) perceived ability to contribute to the ongoing functions of the Board, including the ability and commitment to attend meetings regularly and work collaboratively with other members of the Board; (vii) the ability to qualify as a noninterested Trustee for purposes of the 1940 Act and any other actual or potential conflicts of interest involving the individual and the Fund; and (viii) such other factors as the Board determines to be relevant in light of the existing composition of the Board.

Among the attributes or skills common to all Board members are their ability to review critically, evaluate, question and discuss information provided to them, to interact effectively with the other members of the Board, the adviser, other service providers, counsel and independent registered public accounting firms, and to exercise effective and independent business judgment in the performance of their duties as members of the Board. Each Board member’s ability to perform his or her duties effectively has been attained through the Board member’s business, consulting, public service and/or academic positions and through experience from service as a member of the Eaton Vance Fund Boards (and/or in other capacities, including for any predecessor funds), and/or on the boards of public or private companies, or non-profit entities or other organizations as set forth below. Each Board member’s ability to perform his or her duties effectively also has been enhanced by his or her educational background, professional training, and/or other life experiences.

In respect of each current member of the Board, the individual’s substantial professional accomplishments and experience, including in fields related to the operations of registered investment companies, were a significant factor in the determination that the individual should serve as a member of the Board. The following is a summary of each Board member’s particular professional experience and additional considerations that contributed to the Board’s conclusion that he or she should serve as a member of the Board.

William H. Park. Mr. Park has served as a member of the Board since 2013 and is the Independent Chairperson of the Board. He has been designated by the Board as an audit committee financial expert serving on the Audit Committee. Mr. Park was formerly a consultant from 2012-2014 and formerly the Chief Financial Officer of Aveon Group, L.P. from 2010-2011. Mr. Park also served as Vice Chairman of Commercial Industrial Finance Corp. from 2006-2010, as President and Chief Executive Officer of Prizm Capital Management, LLC from 2002-2005, as Executive Vice President and Chief Financial Officer of United Asset Management Corporation from 1982-2001 and as Senior Manager of Price Waterhouse (now PricewaterhouseCoopers) from 1972-1981. Mr. Park earned a Bachelor of Science degree in Industrial Engineering from Cornell University and a Master of Business Administration degree from Cornell University.

Keith Quinton. Mr. Quinton has served as a member of the Board since 2018. He had over thirty years of experience in the investment industry before retiring from Fidelity Investments in 2014. Mr. Quinton served as a portfolio manager and senior quantitative analyst at Fidelity Investments from 2001-2014. Prior to joining Fidelity, Mr. Quinton was a vice president and quantitative analyst at MFS Investment Management from 2000-2001. From 1997 through 2000, he was a senior quantitative analyst at Santander Global Advisors and, from 1995 through 1997, Mr. Quinton was senior vice president in the quantitative equity research department at Putnam Investments. Prior to joining Putnam Investments, Mr. Quinton served in various investment roles at Eberstadt Fleming, Falconwood Securities Corporation and Drexel Burnham Lambert, where he began his career in the investment industry as a senior quantitative analyst in 1983. Mr. Quinton currently serves as an Independent Investment Committee Member of the New Hampshire Retirement System, a five member committee that manages investments

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based on the investment policy and asset allocation approved by the board of trustees, and as a Director, and currently the Chairman, of the New Hampshire Municipal Bond Bank. He is a lecturer at Amos Tuck School at Dartmouth College. Mr. Quinton earned an Artium Baccalaurei degree in Russian from Dartmouth College and a Master of Business Administration degree from Amos Tuck School, Dartmouth College. Mr. Quinton was a CFA® charterholder during his professional investment career until his retirement in 2014.

Susan J. Sutherland. Ms. Sutherland has served as a member of the Board since 2015. From 1982 through 2013, Ms. Sutherland practiced law at Skadden, Arps, Slate, Meagher & Flom, including as a partner in the Corporate Finance Group (1996-2006) and the Financial Institutions Group (2006-2013). She has over thirty years of experience advising companies, investment banks and private equity firms in a broad range of corporate transactions in industries including insurance and other financial services, healthcare, transportation, and industrial and consumer goods. Since 2018, Ms. Sutherland has served as a Director of Ascot Group Limited and certain of its subsidiaries. Ascot, through its related businesses, including Syndicate 1414 at Lloyd’s of London, is a leading global underwriter of specialty property and casualty insurance and reinsurance. In addition, Ms. Sutherland is a Director of Kairos Acquisition Corp., which is concentrating on acquisition and business combination efforts within the insurance and insurance technology (also known as, “InsurTech”) sectors. Ms. Sutherland previously served as a Director of two other companies engaged in property and casualty insurance or reinsurance: Montpelier Re Holdings Ltd. (2013-2015) and Hagerty Holding Corp. (2015-2018). Ms. Sutherland’s corporate board committee experience includes service on audit, compensation, finance, investment, and nominating and governance committees. Since beginning her corporate board service in 2013, Ms. Sutherland’s board or committee responsibilities have also included oversight over a broad range of in-house and third-party investment managers responsible for management of the respective companies’ investment portfolios. Ms. Sutherland is qualified as a Governance Fellow of the National Association of Corporate Directors and has also served as a board member of prominent non-profit organizations. Ms. Sutherland earned a Bachelor of Arts degree in political science, with highest honors, from Denison University and a Juris Doctor degree from New York University School of Law, where she was a Root-Tilden Scholar.

George J. Gorman. Mr. Gorman has served as a member of the Board since 2014. He is the Chairperson of the Audit Committee and has been designated by the Board as an audit committee financial expert. From 1974 through 2009, Mr. Gorman served in various capacities at Ernst & Young LLP, including as a Senior Partner in the Asset Management Group (from 1988) specializing in managing engagement teams responsible for auditing mutual funds registered with the SEC, hedge funds and private equity funds. Mr. Gorman also has experience serving as an independent trustee of other mutual fund complexes, including the Bank of America Money Market Funds Series Trust from 2011-2014 and the Ashmore Funds from 2010-2014. Mr. Gorman previously served on the Board of Directors of the National Investment Company Service Association (“NICSA”) from 1992-2012, including serving on NICSA’s Chairperson from 1997-1999. From 2012 through 2020, Mr. Gorman served on the Philanthropic Board of Advisors of Boston Children’s Hospital, including on the Board of Advisors’ Task Force in 2013 and as the Board of Advisors’ representative on Boston Children’s Hospital Trust Board’s Planned Giving Task Force from 2012 to 2015. Mr. Gorman serves on the Independent Directors’ Council as a member of the Governing Council & Education Committee since 2016 and a member of the Executive Committee since 2019. Mr. Gorman received a Bachelor of Science degree, cum laude, in Business and Administration from Duquesne University and a Master of Business Administration degree from Amos Tuck School, Dartmouth College. He is a CPA in New York, Massachusetts, Maryland and Connecticut.

David C. Basile. Mr. Basile has served as a member of the Board since 2020. Mr. Basile has served as the Founder and Principal of RD Global Research, a proprietary systematic trading and quantitative research advisory firm, since 2014. Previously, Mr. Basile served as a Portfolio Manager at Tudor Investment Corporation, a global investment firm, from 2008 until 2014, where he focused on discretionary macro trading. Mr. Basile held the same position at Tudor from 2002 to 2006. Mr. Basile also served as Chief Investment Officer and Principal of Safir Capital LLC, a registered investment advisor, from 2006 to 2008. Prior to joining Tudor in 2002, Mr. Basile was Managing Director of Global Emerging Markets Trading at Barclays Capital from 2001 to 2002 and Managing Director of Local Currency Emerging Markets Trading at Credit Suisse First Boston from 1986 to 2001. Mr. Basile also worked as a Vice President for Kidder, Peabody & Co. Incorporated from 1983 to 1986. Mr. Basile received a B.A. in Economics and Accounting from Queens College in 1983.

Charles I. Clarvit. Mr. Clarvit has served as a member of the Board since 2020. Mr. Clarvit has served as Chief Executive Officer of Clarvit Capital Family Office, LLC, an investment firm, since 2015. Previously, he served as Chief Executive Officer of Vinci Partners-US, an asset and wealth management firm headquartered in Brazil, where he worked from 2011 until 2015. From 2007 to 2010, Mr. Clarvit served as a Managing Director and the Co-Head of BlackRock Alternative Advisors (BAA), the firm’s fund of funds platform. During his tenure at BlackRock, Mr. Clarvit held significant portfolio management responsibilities and oversaw marketing strategy and client service for the fund of funds business on the BAA platform. Mr. Clarvit joined BlackRock following the acquisition of the fund of funds business of Quellos Group, LLC, where he served as a Principal from 1998 to 2007, to create one of the largest fund of funds platforms in the world at the time of acquisition. At Quellos, Mr. Clarvit oversaw the Quellos Client Group and held significant portfolio management responsibilities. From 1985 to 1998, Mr. Clarvit was a Managing Director with CIBC Oppenheimer & Co., responsible for alternative investment strategies and private equity advisory

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services for U.S. pensions, endowments, offshore institutions and high net worth families. From 1978 to 1985 he was a Manager at IBM Corporation in a system engineer and marketing capacity. Mr. Clarvit has served on the Advisory Board of Bridge Point Capital, a private equity firm based in New York City that specializes in U.S./China cross-border healthcare investments, since 2019. Mr. Clarvit also serves on the Johns Hopkins University Board of Trustees and on the Johns Hopkins Center for Financial Economics Advisory Boards and the Johns Hopkins Innovation and Entrepreneurship Advisory Board. Mr. Clarvit is an angel investor and has served as the Chair of the Board of start-up AgeneBio, Inc., a company dedicated to developing innovative therapeutics for unserved patients afflicted with neurological and psychiatric diseases, since 2014. Mr. Clarvit earned a B.A. in Social and Behavioral Sciences with a concentration in economics and statistics from Johns Hopkins University in 1978.

Mark R. Fetting. Mr. Fetting has served as a member of the Board since 2016. He has over 30 years of experience in the investment management industry as an executive and in various leadership roles. From 2000 through 2012, Mr. Fetting served in several capacities at Legg Mason, Inc., including most recently serving as President, Chief Executive Officer, Director and Chairman from 2008 to his retirement in 2012. He also served as a Director/Trustee and Chairman of the Legg Mason family of funds from 2008-2012 and Director/Trustee of the Royce family of funds from 2001-2012. From 2001 through 2008, Mr. Fetting also served as President of the Legg Mason family of funds. From 1991 through 2000, Mr. Fetting served as Division President and Senior Officer of Prudential Financial Group, Inc. and related companies. Earlier in his professional career, Mr. Fetting served as a Partner with Greenwich Associates and was a Vice President at T. Rowe Price, holding leadership roles within the firm’s mutual fund division from 1981-1987. He currently serves as President of the Board of Trustees of Gilman School, Baltimore, Maryland. He also serves on the Boards of Trustees of the Baltimore Community Foundation and of Mercy Hospital, Baltimore, Maryland. Mr. Fetting earned a Bachelor of Science degree in Engineering from The Wharton School, University of Pennsylvania, and a Master of Business Administration degree, with distinction, from Harvard Business School.

Valerie A. Mosley. Ms. Mosley has served as a member of the Board since 2014 and is the Chairperson of the Governance Committee. She currently owns and manages a consulting and investment firm, Valmo Ventures, and in 2020 founded Upward Wealth, Inc., doing business as BrightUP, Inc., a fintech platform focused on helping everyday workers grow their net worth and reinforce their self-worth. From 1992 through 2012, Ms. Mosley served in several capacities at Wellington Management Company, LLP, an investment management firm, including as a Partner, Senior Vice President, Portfolio Manager and Investment Strategist. Ms. Mosley also served as Chief Investment Officer at PG Corbin Asset Management from 1990-1992 and worked in institutional corporate bond sales at Kidder Peabody from 1986-1990. She was also a Director of Progress Investment Management Company, a manager of emerging managers until 2020. She is a Director of Groupon, Inc., an ecommerce provider, and a Director of Envestnet, Inc., a provider of intelligent systems for wealth management and financial wellness. She is also a Director of DraftKings, Inc., a digital sports entertainment and gaming company. Ms. Mosley previously served as a Director of Dynex Capital, Inc., a mortgage REIT from 2013-2020. She serves as a trustee or board member of several major non-profit organizations and endowments, including New Profit, a social venture firm that identifies, invests in and helps scale social entrepreneurs. She is a member of the Risk Audit Committee of the United Auto Workers Retiree Medical Benefits Trust and a member of the Investment Advisory Committee of New York State Common Retirement Fund. Ms. Mosley serves on the Institutional Investors Advisory Council of MiDA, a USAID partner focused on investment opportunities in Africa, and also advises Impact X and Zeal Capital, venture funds focused predominantly on underrepresented entrepreneurs. Ms. Mosley earned a Bachelor of Arts degree in History from Duke University and a Master of Business Administration degree from The Wharton School, University of Pennsylvania.

Helen Frame Peters. Dr. Peters has served as a member of the Board since 2013. Dr. Peters is currently a Professor of Finance at Carroll School of Management, Boston College and was formerly Dean of Carroll School of Management from 2000-2002. Dr. Peters was previously a Director of BJ’s Wholesale Club, Inc. from 2004-2011. In addition, Dr. Peters was the Chief Investment Officer, Fixed Income at Scudder Kemper Investments from 1998-1999 and Chief Investment Officer, Equity and Fixed Income at Colonial Management Associates from 1991-1998. Dr. Peters also served as a Trustee of SPDR Index Shares Funds and SPDR Series Trust from 2000-2009 and as a Director of the Federal Home Loan Bank of Boston from 2007-2009. Dr. Peters earned a Bachelor of Arts degree in Economics from the University of Pennsylvania, a Master’s degree in Statistics from The Wharton School, University of Pennsylvania, and a doctorate degree in Finance from The Wharton School, University of Pennsylvania.

Marcus L. Smith. Mr. Smith has served as a member of the Board since 2018. Mr. Smith has been a Director of First Industrial Realty Trust, Inc., a fully integrated owner, operator, and developer of industrial real estate since 2021, where he serves on the Investment and Nominating/Corporate Governance Committees. Since 2017, Mr. Smith has been a Director of MSCI Inc., a leading provider of investment decision support tools worldwide, where he serves on the Audit and Strategy & Finance Committees. From 2017 through 2018, he served as a Director of DCT Industrial Trust Inc., a leading logistics real estate company, where he served as a member of the Nominating and Corporate Governance and Audit Committees. Prior to his board work, Mr. Smith had a 23-year career at MFS Investment Management where he managed the MFS Institutional International Fund (MIEIX) for 17 years and the MFS Concentrated International Fund for 10 years.   In addition to his portfolio management

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duties, Mr. Smith served as Director of Equity, Canada from 2012 to 2017, Director of Equity, Asia from 2010 to 2012 and Director of Asian Equity Research from 2005 to 2010. Prior to joining MFS, Mr. Smith was a senior consultant at Accenture, working within their Financial Services Group. Mr. Smith served as a United States Army Reserve Officer from 1987 to 1992. He also served as a trustee of the University of Mount Union from 2008-2020, including as the chairman of its Finance Committee from 2015 to 2019. Mr. Smith currently sits on the Boston advisory board of the Posse Foundation and the Harvard Medical School Advisory Council on Education. Mr. Smith earned a Bachelor of Science, cum laude, in Computer Science from the University of Mount Union and a Master of Business Administration degree from The Wharton School, University of Pennsylvania.

During the fiscal year ended May 31, 2020, the Trustees of the Fund met eleven times. The Board of Trustees currently has two standing Committees: the Audit Committee and the Governance Committee. The Audit Committee met twelve times and the Governance Committee met six times during such period. Each Trustee attended at least 75% of the Board and Committee meetings on which he or she serves. None of the Trustees attended the Fund’s 2020 Annual Meeting of Shareholders.

Each Committee of the Board of Trustees of the Fund is composed of only noninterested Trustees. The respective duties and responsibilities of these Committees remain under the continuing review of the Governance Committee and the Board.

Messrs. Gorman (Chairperson) and Park and Ms. Peters are members of the Audit Committee. The Board has designated Messrs. Gorman and Park, each a noninterested Trustee, as audit committee financial experts. Each Audit Committee member is independent under applicable listing standards of the NYSE. The purposes of the Audit Committee are to (i) oversee the Fund’s accounting and financial reporting processes, its internal control over financial reporting, and, as appropriate, the internal control over financial reporting of certain service providers; (ii) oversee or, as appropriate, assist Board oversight of the quality and integrity of the Fund’s financial statements and the independent audit thereof; (iii) oversee, or, as appropriate, assist Board oversight of, the Fund’s compliance with legal and regulatory requirements that relate to the Fund’s accounting and financial reporting, internal control over financial reporting and independent audits; (iv) approve, prior to appointment, the engagement and, when appropriate, replacement of the independent auditors, and, if applicable, nominate independent auditors to be proposed for shareholder ratification in any proxy statement of the Fund; (v) evaluate the qualifications, independence and performance of the independent registered public accounting firm and the audit partner in charge of leading the audit; and (vi) prepare, as necessary, audit committee reports consistent with the requirements of applicable SEC and stock exchange rules for inclusion in the proxy statement for the Annual Meeting of Shareholders of the Fund. The Fund’s Board of Trustees has adopted a written charter for its Audit Committee, a copy of which is attached as Appendix C. The Audit Committee’s Report is set forth below under “Additional Information.”

Mmes. Mosley (Chairperson) and Sutherland and Messrs. Fetting, Park and Quinton are members of the Governance Committee. Each Governance Committee member is independent under applicable listing standards of the NYSE. The purpose of the Governance Committee is to consider, evaluate and make recommendations to the Board with respect to the structure, membership and operation of the Board and the Committees thereof, including the nomination and selection of noninterested Trustees and a Chairperson of the Board and the compensation of such persons.

The Fund’s Board of Trustees has adopted a written charter for its Governance Committee, a copy of which is available on the Eaton Vance website, https://funds.eatonvance.com/closed-end-fund-and-term-trust-documents.php. The Governance Committee identifies candidates by obtaining referrals from such sources as it deems appropriate, which may include current Trustees, management of the Fund, counsel and other advisors to the Trustees, and shareholders of the Fund who submit recommendations in accordance with the procedures described in the Committee’s charter. In no event shall the Governance Committee consider as a candidate to fill any vacancy an individual recommended by management of the Fund, unless the Governance Committee has invited management to make such a recommendation. The Governance Committee will, when a vacancy exists, consider a nominee for Trustee recommended by a shareholder, provided that such recommendation is submitted in writing to the Fund’s Secretary at the principal executive office of the Fund. Such recommendations must be accompanied by biographical and occupational data on the candidate (including whether the candidate would be an “interested person” of the Fund), a written consent by the candidate to be named as a nominee and to serve as Trustee if elected, record and ownership information for the recommending shareholder with respect to the Fund, and a description of any arrangements or understandings regarding recommendation of the candidate for consideration. The Governance Committee’s procedures for evaluating candidates for the position of noninterested Trustee are set forth in an appendix to the Committee’s charter.

The Governance Committee does not have a formal policy to consider diversity when identifying candidates for the position of noninterested Trustee. Rather, as a matter of practice, the Committee considers the overall diversity of the Board’s composition when identifying candidates. Specifically, the Committee considers how a particular candidate could be expected to contribute to overall diversity in the backgrounds, skills and experiences of the Board’s members and thereby enhance the effectiveness of the Board. In addition, as part of its annual self-evaluation, the Board has an opportunity to consider the diversity of its members, including specifically whether the Board’s members have the right mix of characteristics, experiences and skills. The results of the self-evaluation are considered by the Governance Committee in its decision-making process with respect to candidates for the position of noninterested Trustee.

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Communications with the Board of Trustees

Shareholders wishing to communicate with the Board may do so by sending a written communication to the Chairperson of the Board of Trustees, the Chairperson of either Committee of the Board of Trustees or to the Trustees as a group, at the following address: Two International Place, Boston, Massachusetts 02110, c/o the Secretary of the Fund.

Remuneration of Trustees

Each noninterested Trustee is compensated for his or her services according to a fee schedule adopted by the Board, and receives a fee that consists of an annual retainer. The Fund pays each noninterested Trustee who serves only on the Board of the Fund $2,500 per annum. The Fund pays each noninterested Trustee who serves on the Board of the Fund, as well as the Boards of other Eaton Vance Funds advised by either EVM or Boston Management and Research, $1,000 per annum. No additional fees are paid to the Fund’s noninterested Trustee Chairperson, nor to the Chairpersons of the Governance and Audit Committees. During the fiscal year ended May 31, 2020, the Trustees of the Fund earned the following compensation in their capacities as Trustees of the Fund. For the calendar year ended December 31, 2020, the Trustees earned the following compensation in their capacities as members of Eaton Vance Fund Boards(2):

Name of Trustee	Total Compensation from Fund	Total Compensation from Fund and Fund Complex(1)
David Basile	$1,819	$1,819(2)
Charles Clarvit	$1,819	$1,819(2)
Mark R. Fetting	$958	$348,306
George J. Gorman	$1,073	$387,056
Valerie A. Mosley	$1,085	$378,709
William H. Park	$1,301	$470,806
Helen Frame Peters	$960	$351,652
Keith Quinton	$944	$338,306
Marcus L. Smith	$944	$338,306
Susan J. Sutherland	$1,042	$373,305
(1)	The compensation schedule described in the paragraph above reflects the current compensation, which may not have been in place for the Fund’s full fiscal year ended May 31, 2020 or the full calendar year ended December 31, 2020. Amounts do not include expenses reimbursed to Trustees for attending Board meetings, which in the aggregate amounted to $12,268 for the calendar year ended December 31, 2020. Effective April 21, 2020, Cynthia E. Frost and Scott E. Wennerholm are no longer Trustees of the Fund. For the fiscal year ended May 31, 2020, Ms. Frost and Mr. Wennerholm received Trustee fees of $1,042 and $1,073, respectively, from the Fund. For the calendar year ended December 31, 2020, Ms. Frost and Mr. Wennerholm received $373,305 and $387,056, respectively, from the Fund and Fund Complex. Peter Borish was a Trustee of the Fund from April 21, 2020 to October 30, 2020. For the fiscal year ended May 31, 2020 and the calendar year ended December 31, 2020, Mr. Borish received Trustee fees of $778.
(2)	Effective April 21, 2021, Messrs. Basile and Clarvit serve as Trustees of the Fund. They do not serve as Trustees of any other funds in the Eaton Vance fund complex.

The Board of Trustees recommends that shareholders vote FOR the election of each Board Nominee and the VRTP Board Nominee.

NOTICE TO BANKS AND BROKER/DEALERS

The Fund has previously solicited all Nominee and Broker/Dealer accounts as to the number of additional proxy statements required to supply owners of shares. Should additional proxy materials be required for underlying beneficial owners, please call (800) 331-5908, send an email to corporateservices@astfundsolutions.com or forward such requests to AST Fund Solutions, LLC, 55 Challenger Road, Suite 201, Ridgefield Park, NJ 07660.

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ADDITIONAL INFORMATION

Audit Committee Report

The Audit Committee reviews and discusses the audited financial statements with Fund management. The Audit Committee also discusses with the independent registered public accounting firm the matters required to be discussed by SAS 61 (Communication with Audit Committees), as modified or supplemented. The Audit Committee receives the written disclosures and the letter from the independent registered public accounting firm required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees), as modified or supplemented, and discusses with the independent registered public accounting firm their independence.

Based on the review and discussions referred to above, the Audit Committee recommended to the Board of Trustees that the audited financial statements be included in the Fund’s annual report to shareholders for filing with the SEC. As mentioned, the Audit Committee is currently comprised of Messrs. Gorman (Chairperson) and Park and Ms. Peters.

Auditors, Audit Fees and All Other Fees

Deloitte & Touche LLP (“Deloitte”), 200 Berkeley Street, Boston, Massachusetts 02116, serves as the independent registered public accounting firm of the Fund. Representatives of Deloitte are not expected to be present at the Annual Meeting, but have been given the opportunity to make a statement if they desire to do so and will be available should any matter arise requiring their presence.

The following table presents the aggregate fees billed for the two fiscal years ended May 31, 2020 and May 31, 2019 by the Fund’s independent registered public accounting firm for professional services rendered for the audit of the Fund’s annual financial statements and fees billed for other services rendered by the independent registered public accounting firm during these periods.

	May 31, 2020	May 31, 2019
Audit Fees	$ 59,125	$ 60,000
Audit-Related Fees(1)	0	18,000
Tax Fees(2)	20,781	22,565
All Other Fees(3)	0	0
Total	$ 79,906	$100,565
(1)	Audit-related fees consist of the aggregate fees billed for assurance and related services that are reasonably related to the performance of the audit of the Fund’s financial statements and are not reported under the category of audit fees and specifically include fees for the performance of certain agreed-upon procedures relating to the Fund’s revolving credit agreement.
(2)	Tax fees consist of the aggregate fees billed for professional services rendered by the independent registered public accounting firm relating to tax compliance, tax advice, and tax planning and specifically include fees for tax return preparation and other related tax compliance/planning matters.
(3)	All other fees consist of the aggregate fees billed for products and services provided by the Fund’s independent registered public accounting firm other than audit, audit-related, and tax services.

No services described in the table above were approved by the Fund’s Audit Committee pursuant to the “de minimis exception” set forth in Rule 2-01(c)(7)(i)(C) of Regulation S-X.

The Fund’s Audit Committee has adopted policies and procedures relating to the pre-approval of services provided by the Fund’s independent registered public accounting firm (the “Pre-Approval Policies”). The Pre-Approval Policies establish a framework intended to assist the Audit Committee in the proper discharge of its pre-approval responsibilities. As a general matter, the Pre-Approval Policies (i) specify certain types of audit, audit-related, tax, and other services determined to be pre-approved by the Audit Committee; and (ii) delineate specific procedures governing the mechanics of the pre-approval process, including the approval and monitoring of audit and non-audit service fees. Unless a service is specifically pre-approved under the Pre-Approval Policies, it must be separately pre-approved by the Audit Committee. The Pre-Approval Policies and the types of audit and non-audit services pre-approved therein must be reviewed and ratified by the Fund’s Audit Committee at least annually. The Fund’s Audit Committee maintains full responsibility for the appointment, compensation, and oversight of the work of the Fund’s independent registered public accounting firm.

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The following table presents (i) the aggregate non-audit fees (i.e., fees for audit-related, tax, and other services) billed for services rendered to the Fund by the Fund’s independent registered public accounting firm for the two fiscal years ended May 31, 2020 and May 31, 2019, and (ii) the aggregate non-audit fees (i.e., fees for audit-related, tax, and other services) billed for services rendered to the Eaton Vance Organization by the Fund’s independent registered public accounting firm for the two fiscal years ended May 31, 2020 and May 31, 2019.

	May 31, 2020	May 31, 2019
Fund	$20,781	$40,565
Eaton Vance(1)	$51,903	$60,130
(1)	As of the Fund’s fiscal year end, the Fund’s investment adviser, EVM, as well as any of its affiliates that provide ongoing services to the Fund, were subsidiaries of EVC. On March 1, 2021, Morgan Stanley acquired EVC and EVM became an indirect, wholly owned subsidiary of Morgan Stanley.

The Fund’s Audit Committee has considered whether the provision by the Fund’s independent registered public accounting firm of non-audit services to the Fund’s investment adviser, as well as any of its affiliates that provide ongoing services to the Fund, that were not pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X is compatible with maintaining the independent registered public accounting firm’s independence.

Officers of the Fund

The officers of the Fund and their length of service are set forth below. The officers of the Fund hold indefinite terms of office. Because of their positions with EVM and their ownership of Morgan Stanley stock, the officers of the Fund will benefit from any advisory and/or administration fees paid by the Fund to EVM. Each officer affiliated with EVM may hold a position with other EVM affiliates that is comparable to his or her position with EVM listed below.

Name and Year of Birth(1)	Fund Position(s)	Officer Since(2)	Principal Occupation(s) During Past Five Years(3)
ERIC A. STEIN 1980	President	2020	Vice President and Chief Investment Officer, Fixed Income of EVM and BMR. Prior to November 1, 2021, Mr. Stein was a co-director of EVM’s Global Income Investments. Officer of 118 registered investment companies managed by EVM or BMR. Also Vice President of Calvert Research and Management (“CRM”) since 2020.
DEIDRE E. WALSH 1971	Vice President	2021	Vice President of EVM and BMR. Officer of 138 registered investment companies managed by EVM or BMR.
MAUREEN A. GEMMA 1960	Secretary and Chief Legal Officer	2005	Vice President of EVM and BMR. Officer of 138 registered investment companies managed by EVM or BMR. Also Vice President of CRM and officer of 39 registered investment companies advised or administered by CRM since 2016.
JAMES F. KIRCHNER 1967	Treasurer	2007	Vice President of EVM and BMR. Officer of 138 registered investment companies managed by EVM or BMR. Also Vice President of CRM and officer of 39 registered investment companies advised or administered by CRM since 2016.
RICHARD F. FROIO 1968	Chief Compliance Officer	2017	Vice President of EVM and BMR since 2017. Officer of 138 registered investment companies managed by EVM or BMR. Formerly, Deputy Chief Compliance Officer (Adviser/Funds) and Chief Compliance Officer (Distribution) at PIMCO (2012-2017) and Managing Director at BlackRock/Barclays Global Investors (2009-2012).
(1)	The business address of each officer is Two International Place, Boston, Massachusetts 02110. The phone number of each officer is (800) 262-1122.
(2)	Year first elected to serve as officer of a fund in the Eaton Vance family of funds when the officer has served continuously. Otherwise, year of most recent election as an officer of a fund in the Eaton Vance family of funds. Titles may have changed since initial election.
(3)	Includes both master and feeder funds in a master-feeder structure.

Investment Adviser and Administrator

EVM, with its principal office at Two International Place, Boston, Massachusetts 02110, serves as the investment adviser and administrator to the Fund. Prior to March 1, 2021, EVM was a wholly owned subsidiary of EVC. On March 1, 2021, Morgan Stanley acquired EVC and EVM became an indirect, wholly owned subsidiary of Morgan Stanley.

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Proxy Solicitation, Tabulation and Voting Requirements

The expense of preparing, printing and mailing this proxy statement and enclosures and the costs of soliciting proxies on behalf of the Board of the Fund will be borne by the Fund. Proxies will be solicited by mail and may be solicited in person or by telephone or facsimile by officers of the Fund, by personnel of the Eaton Vance organization, the Fund’s Trustees, by the transfer agent, AST Fund Solutions, LLC, by broker-dealer firms, or by a professional solicitation organization. A written proxy may be delivered to the Fund or its transfer agent prior to the Annual Meeting by facsimile machine, graphic communication equipment or similar electronic transmission. The Fund will reimburse intermediaries, for their expenses incurred in sending proxy material to and obtaining proxies from the beneficial owners of such shares. Total estimated proxy solicitation costs are approximately $21,000.

Shareholders may also choose to give their proxy votes by telephone using an automated telephonic voting system or through the internet rather than return their proxy cards. Please see the proxy card for details. The Fund may arrange for EVM, its affiliates or agents to contact shareholders who have not returned their proxy cards and offer to have votes recorded by telephone. If the Fund records votes over the internet or by telephone, it will use procedures designed to authenticate shareholders’ identities, to allow shareholders to authorize the voting of their shares in accordance with their instructions, and to confirm that their instructions have been properly recorded.

All proxy cards solicited by the Board that are properly executed and received by the Secretary prior to the Annual Meeting, and which are not revoked, will be voted at the Annual Meeting. Shares represented by such proxies will be voted in accordance with the instructions thereon. If no specification is made on the proxy card, with respect to Proposal 1, it will be voted FOR the Liquidation and, with respect to Proposal 2, it will be voted FOR each Board Nominee and the VRTP Board Nominee specified on such proxy card. The approval of Proposal 1 requires the affirmative vote of a majority of the outstanding shares entitled to vote, in person or by proxy, at the Annual Meeting at which a quorum is present in person or by proxy. Accordingly, abstentions will have the effect of a negative vote on Proposal 1. The election of a Trustee requires the affirmative vote of a plurality of votes cast by the shareholders, in person or by proxy, at the Annual Meeting at which a quorum is present in person or by proxy. Proxies cannot be voted for a greater number of persons than the number of nominees named. For purposes of this vote on Proposal 2, a decision to withhold your vote (or a direction to your broker-dealer to do so) will be counted towards quorum, but will have no effect on the outcome of the Trustee election.

A quorum requires the presence, in person or by proxy, of a majority of the outstanding shares of the Fund entitled to vote. In the event that a quorum is not present at the Annual Meeting, or if a quorum is present at the Annual Meeting but sufficient votes by the shareholders of the Fund in favor of one or both of the Proposals set forth in the Notice of this Annual Meeting are not received by May 14, 2021, the persons named as proxies may propose one or more adjournments of the Annual Meeting with respect to one or both of the Proposals to permit further solicitation of proxies.  Any such adjournment will require the affirmative vote of the holders of a majority of the shares present or represented by proxy at the session of the Annual Meeting and entitled to vote on the Proposal to be adjourned.  The persons named as proxies will vote in favor of such adjournment those proxies which they are entitled to vote “FOR” the Liquidation with respect to Proposal 1 and “FOR” any Board Nominee or VRTP Board Nominee with respect to Proposal 2.  The persons named as proxies will vote against any such adjournment those proxies that voted “AGAINST” the Liquidation with respect to Proposal 1 and “WITHHOLD AUTHORITY FOR ALL NOMINEES” (sometimes referred to as abstentions) with respect to Proposal 2. The costs of any such additional solicitation and of any adjourned session will be borne by the Fund.

As part of our effort to maintain a safe and healthy environment at our Annual Meeting, the Fund will conduct the Annual Meeting as a virtual-only meeting. If it is determined that the Annual Meeting will be held at a different time or in a different location or format (i.e., an in-person or hybrid meeting), the Fund will publicly announce the decision to make such a change in advance and details on how to participate will be issued by press release, which will be posted to Fund’s website, and filed with the SEC as additional proxy material. We encourage you to check the Fund’s website if you plan to attend the Annual Meeting. You do not need to attend the Annual Meeting if you submit your votes on the Proposals by proxy promptly.

Section 16(a) Beneficial Ownership Reporting Compliance

Based solely upon a review of the copies of the forms received by the Fund, all of the Trustees and officers of the Fund, EVM and its affiliates, and any person who owns more than ten percent of the Fund’s outstanding securities, the Fund believes all filings required under Section 16(a) of the Securities Exchange Act of 1934 regarding ownership of shares of the Fund for the Fund’s most recent fiscal year end were timely, except that each of David Basile, Peter Borish and Charles Clarvit filed a Form 3 late. Messrs. Basile, Borish and Clarvit have each since corrected such omission by making the necessary filing. Effective October 30, 2020, Mr. Borish resigned as a Trustee of the Fund.

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The Fund will furnish without charge a copy of its most recent Annual and Semi-Annual Reports to any shareholder upon request. Shareholders desiring to obtain a copy of such reports should call (800) 331-5908, send an email to corporateservices@astfundsolutions.com or write to the Fund c/o AST Fund Solutions, LLC, 55 Challenger Road, Suite 201, Ridgefield Park, NJ 07660. Shareholder reports are also available on the Eaton Vance website at https://funds.eatonvance.com/closed-end-fund-and-term-trust-documents.php.

SHAREHOLDER PROPOSALS

To be considered for presentation at the Fund’s 2022 Annual Meeting of Shareholders, a shareholder proposal submitted pursuant to Rule 14a-8 under the Securities Exchange Act of 1934 must be received at the Fund’s principal office c/o the Secretary of the Fund on or before December 6, 2021. Written notice of a shareholder proposal submitted outside of the processes of Rule 14a-8 must be delivered to the Fund’s principal office c/o the Secretary of the Fund no later than the close of business on February 11, 2022 and no earlier than January 14, 2022. In order to be included in the Fund’s proxy statement and form of proxy, a shareholder proposal must comply with all applicable legal requirements. Timely submission of a proposal does not guarantee that such proposal will be included.

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APPENDIX A

Ownership Information

According to filings made on Schedules 13D and 13G pursuant to Sections 13(d) and 13(g), respectively, of the Securities Exchange Act of 1934, as amended, the following shareholders own more than 5% of the Fund’s Common Shares and/or VRTP.*

Title of Class	Name and Address of Beneficial Owner	Aggregate Share Amount Beneficially Owned	Percent
VRTP **	Barclays Bank PLC 1 Churchill Place London X0 E14 5HP	190	100%
Common Shares	Saba Capital Management, L.P. Boaz R. Weinstein 405 Lexington Avenue, 58th Floor New York, NY 10174	1,338,141	17.60%
Common Shares	RiverNorth Capital Management, LLC 325 N. LaSalle Street, Ste 645 Chicago, IL 60654	1,113,676	14.64%
Common Shares	Bulldog Investors LLP Phillip Goldstein Andrew Dakos Park 80 West 250 Pehle Avenue, Suite 708 Saddle Brook, NJ 07663	631,906	8.31%

* Information in this table is based on filings made on or before March 1, 2021.  To the knowledge of the Fund, no other person owned more than 5% of the outstanding Common Shares and/or VRTP of the Fund as of such date.  Beneficial owners of 25% or more of Common Shares and/or VRTP of the Fund are presumed to be in control of such Class for purposes of voting on certain matters submitted to shareholders.

** Voting trustee is Lord Securities Corporation, 48 Wall Street, New York, NY 10005.  The trust terminates upon transfer and powers include all voting and consent rights with respect to voting.

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APPENDIX B

PLAN OF LIQUIDATION AND TERMINATION

THIS PLAN OF LIQUIDATION AND TERMINATION (“Plan”) is made by Eaton Vance Floating Rate Income Trust, (“Fund”), a Massachusetts business trust that is registered with the Securities and Exchange Commission as an investment company under the Investment Company Act of 1940, as amended (“1940 Act”).

R E C I T A L S

A. The Fund’s board of trustees (“Board,” and the members thereof, “Trustees”), including its Trustees who are not “interested persons” (as that term is defined in the 1940 Act) of the Fund, has unanimously determined to authorize and approve the termination and liquidation of the Fund, subject to approval by the Fund’s shareholders.

B. Based on the foregoing, the Board has unanimously approved this Plan.

P R O V I S I O N S

ARTICLE 1. Liquidation and Termination; Trustees’ Powers

(a)   This Plan shall be effective on [ ], 2021, or such other date and time as may be determined by an officer of the Fund with the advice of counsel to the Fund (the “Effective Date”), following and contingent upon the approval of the liquidation by the Fund shareholders. It is expected that [ ], 2021 will be the Fund’s last full day of trading on the New York Stock Exchange (the “Listing Exchange”). Pursuant to this schedule, the Listing Exchange is expected to halt trading in shares of the Fund before the Listing Exchange opens on [ ], 2021. As of [ ] 2021, the Fund shall engage in no business except to wind up its operations and terminate.

(b)   The proper officers of the Fund shall take all necessary and appropriate actions under the laws of the Commonwealth of Massachusetts, the Declaration of Trust and any other applicable law to effect the termination and liquidation of the Fund and to wind up its business.

(c)   On or after the Effective Date, all powers of the Trustees under the Declaration of Trust and the Fund’s By-laws, and all delegations of such powers or the performance thereof to officers and agents of the Fund, shall continue with respect to the Fund, including the powers to: (1) fulfill and/or discharge the Fund’s contracts, (2) collect the Fund’s assets, (3) sell, convey, assign, exchange, transfer, and/or otherwise dispose of all or any part of the Fund’s remaining property to one or more persons at public or private sale for consideration that may consist in whole or in part of cash, securities, or other property of any kind, (4) discharge and/or pay the Fund’s liabilities, (5) prosecute, settle, and/or compromise claims of the Fund or to which it is subject, (6) file final state and federal tax returns for the Fund, (7) mail notice to all known creditors and employees, if any, of the Fund, at their respective addresses shown on the Fund’s records, and (8) suspend and delist the Fund from trading on the Listing Exchange and (9) do all other acts necessary or appropriate to wind up the Fund’s business.

ARTICLE 2. Filings with Governmental Authorities

The proper officers of the Fund shall take all necessary and appropriate actions to prepare and file or cause to be prepared and filed with governmental and regulatory authorities, including the Securities and Exchange Commission, the Internal Revenue Service (“IRS”) and the Commonwealth of Massachusetts, all such agreements, documents, notices and undertakings, including necessary tax clearance certificates and IRS Form 966 (entitled “Corporate Dissolution or Liquidation”), as may be required to effect the liquidation and termination of the Fund.

ARTICLE 3. Declaration of Dividend

As part of the Plan, with the intention to eliminate all liability of the Fund for corporate-level U.S. federal income and excise tax imposed pursuant to the Internal Revenue Code of 1986, as amended (the "Code"), the Fund will declare such one or more dividends as the Treasurer of the Trust may deem necessary or appropriate, taking into account all Fund distributions occurring during the taxable year that includes the final Liquidating Distribution that qualify for the dividends paid deduction under section 561 of the Code, to distribute: (a) all of the Fund’s investment company taxable income and net tax-exempt income (in each case determined without regard to the dividends paid deduction) and net capital gain (as defined by the Code) for: (i) the

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taxable year of the Fund through and including the date of the final Liquidating Distribution, and (ii) any prior taxable year in respect of which, at the time of declaration and payment, the Fund was eligible to declare and pay a spillback dividend under section 855(a) of the Code; and (b) such additional amount, if any, as is required to avoid the imposition of the excise tax described in Section 4982 of the Code, to be payable on or before the date of the final Liquidating Distribution, to the shareholders of record of the Fund as of such date as the Treasurer of the Trust shall determine. For purposes of the foregoing, the total and per share amounts of such dividends shall be determined by the Treasurer of the Trust and such determinations shall be binding and conclusive for all purposes, provided that any and all dividends and distributions to holders of Common or Preferred Shares shall be made in amounts and characterized in a manner consistent with Revenue Ruling 89-81, 1989-1 C.B. 226.

ARTICLE 4. Liquidation Procedures

(a)   For purposes of the liquidation of the Fund, the Fund shall apply its assets to the payment of all its existing debts and obligations, including necessary expenses of its liquidation and termination.

(b)   On or after the Effective Date, any portion of the Fund’s portfolio securities may be converted to cash or cash equivalents in connection with the implementation of this Plan. As soon as it is reasonable and practicable after the Effective Date, all of the assets of the Fund remaining after: (1) paying or adequately providing for the payment of the Fund’s liabilities and (2) receiving releases, indemnities, and refunding agreements the proper officers of the Fund deem necessary for the Fund’s protection, such officers shall cause the Fund’s remaining assets to be distributed in one or more (if necessary) distributions of cash to its shareholders of record (each, a “Shareholder”) as of 4:01 p.m. on [ ], 2021 (the “Record Date”) in redemption and cancellation of their Fund shares and in the order of priority provided herein (each, a “Liquidating Distribution”): (i) first, to the holders of the Fund’s Variable Rate Term Preferred Shares (the “Preferred Shares” and each holder thereof, a “Preferred Shareholder”), in an amount equal to the Liquidation Preference of each such Preferred Share, as such term is defined in the Amended and Restated By-Laws of the Fund, plus an amount equal to all dividends on each such Preferred Share (whether or not earned or declared) accumulated but unpaid to (but excluding) the date of the final liquidation distribution in same-day funds; and (ii) second, after determination of any dividend to be paid pursuant to this Article 4(b)(i), all remaining amounts to the holders of the Fund’s common shares (the “Common Shareholders”), ratably according to the number of shares of common stock of the Fund held by such Common Shareholders on the Record Date. In the event the assets of the Fund available for distribution upon liquidation to the Preferred Shareholders are insufficient to make full payments to which such shareholders are entitled in accordance with the Fund’s Declaration of Trust, Amended and Restated By-Laws or Appendix I to the Fund’s Amended and Restated By-Laws regarding the Statement Establishing and Fixing the Rights and Preferences of Variable Rate Term Preferred Shares, the Fund shall distribute all assets remaining after satisfying the obligations referenced in clauses (1) and (2) of the first sentence of this paragraph among the Preferred Shareholders ratably in proportion to the respective preferential liquidation amounts to which they are entitled. For the avoidance of doubt, in connection with the liquidation and termination of the Trust, unless and until the Liquidation Preference on each Preferred Share plus accumulated and unpaid dividends and other distributions on such Preferred Share have been paid in full to the holders thereof, no dividends, distributions or other payments will be made on, and no redemption, purchase or other acquisition by the Fund will be made by the Fund in respect of, the common shares of the Fund or any other class of shares of the Fund ranking junior to the Preferred Shares upon dissolution, liquidation or winding up. It is intended that any and all amounts of a Liquidating Distribution to Preferred Shareholders comprising a dividend shall be characterized in a manner consistent with Revenue Ruling 89-81, 1989-1 C.B. 226. Each Shareholder’s interest in the Fund shall be fixed and the Fund’s books shall be closed on the Record Date. The amount of the Liquidating Distribution to each Shareholder shall be in proportion to the number of Fund shares held by such Shareholder on the Record Date.

(c)   The primary Liquidating Distribution (the “Primary Liquidating Distribution”) shall occur on or about [ ], 2021 (the “Primary Liquidation Date”) and is expected to represent all or substantially all the net assets of the Fund. As soon as it is reasonable and practicable after the Primary Liquidating Distribution, (1) all portfolio securities and other investments of the Fund not already converted to cash or cash equivalents (if any) shall be converted to cash or cash equivalents and (2) the Fund’s net assets shall be distributed to Shareholders through one or more subsequent Liquidating Distribution(s) after payment of any remaining unpaid obligations and liabilities of the Fund, with distributions made in the order of priority set forth in paragraph 4(b) above. Upon completion of the final Liquidating Distribution, all of the Fund’s Shares shall be deemed cancelled.

(d)   In the event any Shareholder(s) to whom distributions pursuant to paragraph (b) and/or (c) are payable cannot be located, the proper officers of the Fund may create, in the name and on behalf of the Fund, a trust with a financial institution and, subject to applicable abandoned property laws, deposit any remaining Fund assets in such trust for the benefit of such Shareholder(s). The expenses of such trust shall be charged against the assets thereof.

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ARTICLE 5. Receipt of Cash or Other Distributions After the final Liquidating Distribution

Following the final Liquidating Distribution, if the Fund receives any form of cash or is entitled to any other distributions that it had not recorded on its books on or before the final Liquidating Distribution, except as otherwise described below, such cash or other distribution (net of all expenses associated with effecting the disposition of such cash or distribution) will be disbursed in the following manner, provided that the officers of the Fund determine it is cost effective to do so:

(a)	The Fund will determine the Shareholders of record of the Fund as of the Record Date.
(b)	The Fund will then identify the Shareholders of record as of the Record Date who would be entitled to a pro rata share of the cash or distribution received by the Fund, consistent with the order of priority set forth in paragraph 4(b) above.
(c)	The Fund will then be responsible for disbursing to each such Shareholder of record, identified in accordance with paragraph 5(b) above, their pro rata portion of the cash.

In such event the officers determine that distribution of any such amounts is impracticable due to the cost of doing so, the officers shall present a proposal for the disposition of such amounts to the Board for consideration.

ARTICLE 6. Amendment of this Plan

Except as otherwise provided in this Article 6, this Plan may be amended by the proper officers of the Fund as they, with the advice of counsel, may deem necessary or appropriate to effect the termination and liquidation of the Fund. The terms of this Plan with respect to liquidating distributions may be amended only by the Board.

The officers of Eaton Vance Management are authorized and directed to make, execute and deliver such agreements, conveyances, assignments, transfers, certificates and other documents and take such other action as they deem necessary or desirable in order to carry out the provisions of this Plan and effect the complete liquidation and termination of the Fund and the redemption of its outstanding shares.

ARTICLE 7. Additional Tax Matters

This Plan is intended to, and shall, constitute a plan of liquidation constituting the complete liquidation of the Fund, as described in Section 331 or Section 332 of the Code, as applicable, and Section 562(b) of the Code.

ARTICLE 8. Expenses

Except as provided in Article 4, paragraph (d), the Fund shall bear all the expenses incurred in connection with carrying out this Plan, including the cost of liquidating the Fund’s assets and terminating its existence.

In WITNESS WHEREOF, the undersigned, duly authorized officer of the Fund has executed this Plan on the [ ] day of [ ], 2021.

Name: Maureen A. Gemma

Title: Secretary

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APPENDIX C

EATON VANCE FLOATING-RATE INCOME PLUS FUND

AUDIT COMMITTEE CHARTER

I.                     Purposes of the Committee.

The Board of Trustees (the “Board”) of Eaton Vance Floating-Rate Income Plus Fund (the “Fund”), which is advised by Eaton Vance Management (“Eaton Vance”), has established an Audit Committee of the Board (the “Committee”) and has approved this Charter for the operation of the Committee.1 The purposes of the Committee are as follows:

1.	To oversee the Fund’s accounting and financial reporting processes, its internal control over financial reporting, and, as appropriate, the internal control over financial reporting of certain service providers;
2.	To oversee or, as appropriate, assist Board oversight of the quality and integrity of the Fund’s financial statements and the independent audit thereof;
3.	To oversee or, as appropriate, assist Board oversight of the Fund’s compliance with legal and regulatory requirements that relate to the Fund’s accounting and financial reporting, internal control over financial reporting and independent audits;
4.	To approve prior to appointment the engagement and, when appropriate, replacement of the independent registered public accountants (“independent auditors”), and, if applicable, nominate independent auditors to be proposed for shareholder ratification in any proxy statement of the Fund;
5.	To evaluate or, as appropriate, assist Board evaluation of the qualifications, independence and performance of the independent auditors and the audit partner in charge of leading the audit; and
6.	To prepare such audit committee reports, consistent with the requirements of applicable Securities and Exchange Commission (“SEC”) and New York Stock Exchange rules, for inclusion in the proxy statement for the Fund’s annual meeting of shareholders.
7.	To serve as a “qualified legal compliance committee” (a “QLCC”) within the meaning of Part 205 of the rules promulgated by the Securities and Exchange Commission pursuant to Section 307 of the Sarbanes-Oxley Act of 2002 (the “QLCC Rules”), the relevant portion of which is included in Appendix B hereto.

The primary function of the Committee is oversight. The Committee is not responsible for managing the Fund or for performing tasks that are delegated to the officers of the Fund, the Fund’s investment adviser, the Fund’s custodian, and the Fund’s other service providers, including the independent auditors, and nothing in this Charter shall be construed to reduce the responsibilities or liabilities of management or the Fund’s service providers. It is management’s responsibility to maintain appropriate systems for accounting and internal control over financial reporting. Specifically, management is responsible for: (1) the preparation, presentation and integrity of the financial statements of the Fund; (2) the maintenance of appropriate accounting and financial reporting principles and policies; and (3) the maintenance of internal control over financial reporting and other

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[1]	The Audit Committees of the Boards of Trustees of the other registered investment companies, or series thereof, advised by Eaton Vance Management or its affiliate, Boston Management and Research, operate pursuant to a separate charter. For the avoidance of doubt, all references in this Charter to the “Board” or to the “Independent Trustees” only refer to the Board of Trustees or the Independent Trustees overseeing Eaton Vance Floating-Rate Income Plus Fund.
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procedures designed to assure compliance with accounting standards and related laws and regulations. The independent auditors are responsible for planning and carrying out an audit consistent with applicable legal and professional standards and the terms of their engagement letter, and shall report directly to the Committee. In performing its oversight function, the Committee shall be entitled to rely upon advice and information that it receives in its discussions and communications with management, the independent auditors and such experts, advisors and professionals as may be consulted by the Committee.

II. Composition of the Committee.

The Committee shall be comprised of at least three members appointed by the Board, which shall also determine the number and term, if any, of such members, in each case upon the recommendation of the Governance Committee of the Board. All members of the Committee shall be Trustees who are not “interested persons” (as defined in the Investment Company Act of 1940, as amended (the “1940 Act”)) of the Fund or of the investment adviser or principal underwriter of the Fund (each, an “Independent Trustee,” and collectively, the “Independent Trustees”). In the event that a resignation, retirement, removal or other event or circumstance causes the number of Committee members to fall below the minimum set forth above, the Committee shall nevertheless be authorized to take any and all actions otherwise permitted under this Charter pending the appointment, within a reasonable time, of one or more Independent Trustees to fill the vacancy created thereby.

The following requirements shall also be satisfied with respect to the membership and composition of the Committee:

1.	each member of the Committee shall have been determined by the Board to have no material relationship that would interfere with the exercise of his or her independent judgment;
2.	no member of the Committee shall receive any compensation from the Fund except compensation for service as a member or Chairperson of the Board or of a committee of the Board;
3.	each member of the Committee shall also satisfy the Committee membership requirements imposed under the applicable rules of the New York Stock Exchange, as in effect from time to time, including with respect to the member’s former affiliations or employment and financial literacy;
4.	at least one member of the Committee must have the accounting or related financial management expertise and financial sophistication required under applicable rules of the New York Stock Exchange; and
5.	unless it determines that no member of the Committee qualifies as an audit committee financial expert as defined in Item 3 of Form N-CSR, the Board will identify one (or in its discretion, more than one) member of the Committee as an audit committee financial expert.

III. Meetings of the Committee.

Meetings of the Committee shall be held, upon reasonable notice, at such times (but not less frequently than annually with respect to the Fund), at such places and for such purposes (consistent with the purposes of the Committee set forth in this Charter) as determined from time to time by the Committee, the Chairperson of the Committee, the Board or the Chairperson of the Board. The Committee shall periodically meet separately with any independent auditors rendering reports to the Committee. A majority of the members of the Committee shall constitute a quorum for the transaction of business at any meeting, and the decision of a majority of the members present and voting at a meeting at which a quorum is present shall determine any matter submitted to a vote. The Committee may adopt such procedures or rules not otherwise inconsistent with the terms of this Charter as it deems appropriate to govern its conduct under this Charter, which procedures or rules, if any, shall be included as an appendix to this Charter.

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IV. Chairperson of the Committee.

A member of the Committee shall be appointed Chairperson of the Committee by the Board, upon the recommendation of the Governance Committee, for a term of not more than four years, and such member may serve as Chairperson of the Committee for more than one term. The Chairperson of the Committee, or another member of the Committee designated by the Chairperson, shall preside at meetings of the Committee. The Chairperson of the Committee shall be authorized to determine the agenda of such meetings, the materials to be provided in connection with such meetings, the topics to be discussed, the amount of time to be devoted to such topics and the order in which the topics are to be addressed. The Chairperson of the Committee may from time to time establish one or more working groups comprised of members of the Committee to assist the Chairperson and the Committee in performing their duties and responsibilities, and shall promptly notify the Chairperson of the Board upon the establishment of any such working group. The Chairperson of the Committee shall provide oral or written reports to the Board at regular meetings of the Board regarding the activities of the Committee (and any working group thereof), including any approval by the Chairperson of the Board of expenditures by the Committee not previously reported to the Board. The Chairperson of the Committee shall be primarily responsible for interfacing with the Chairperson of the Board and with the Chairperson of each other committee of the Board with respect to matters potentially affecting the activities of the Committee. The Chairperson of the Committee shall also be primarily responsible, on behalf of the Committee, for interfacing with those individuals identified by Eaton Vance from time to time as being primarily responsible for responding to requests of the Committee. The Board may, upon the recommendation of the Governance Committee, appoint a Vice-Chairperson of the Committee with the power and authority to perform any or all of the duties and responsibilities of the Chairperson of the Committee in the absence of the Chairperson of the Committee and/or as requested by the Chairperson of the Committee. The Chairperson and Vice-Chairperson, if any, of the Committee shall receive such compensation as determined from time to time by the Board upon the recommendation of the Governance Committee.

V. Duties and Responsibilities of the Committee.

To carry out its purposes, the Committee shall have the following duties and responsibilities:

1.	With respect to the Fund, the securities of which are listed on a national securities exchange, to meet to review and discuss with management and the independent auditors the audited financial statements and other periodic financial statements of the Fund (including the Fund’s specific disclosures under the item “Management’s Discussion of Fund Performance”); provided that discussion with the independent auditors shall not be required with respect to any periodic financial statement of the Fund that was not the subject of a review by such auditors.
2.	To consider the results of the examination of the Fund’s financial statements by the independent auditors, the independent auditors’ opinion with respect thereto, and any management letter issued by the independent auditors.
3.	To review and discuss with the independent auditors: (a) the scope of audits and audit reports and the policies relating to internal auditing procedures and controls and the accounting principles employed in the Fund’s financial reports and any proposed changes therein; (b) the personnel, staffing, qualifications and experience of the independent auditors; and (c) the compensation of the independent auditors.
4.	To review and assess the performance of the independent auditors and to approve, on behalf of the Board, the appointment and compensation of the independent auditors. Approval by the Committee shall be in addition to any approval required under applicable law by a majority of the members of the Board who are not “interested persons” of the Fund as defined in Section 2(a)(19) of the 1940 Act. In performing this function, the Committee shall: (a) consider whether there should be a regular rotation of the Fund’s independent auditing firm; (b) discuss with the independent auditors matters bearing upon the qualifications of such auditors as “independent” under applicable standards of independence established from time to time by the SEC, the Public Company Accounting Oversight Board and other regulatory authorities; and (c) shall secure from the independent auditors the information required by Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees, as in effect from time to time. The Committee shall actively engage in a dialogue with the independent auditors with respect to any disclosed relationships or services that may impact the objectivity and independence of the independent auditors.

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5.	To pre-approve: (a) audit and non-audit services provided by the independent auditors to the Fund; and (b) non-audit services provided by the independent auditors to the adviser or any other entity controlling, controlled by or under common control with the adviser that provides on-going services to the Fund (“Adviser Affiliates”) if the engagement of the independent auditors relates directly to the operations and financial reporting of the Fund, as contemplated by the Sarbanes-Oxley Act of 2002 (the “Sarbanes-Oxley Act”) and the rules issued by the SEC in connection therewith (except, in the case of non-audit services provided to the Fund or any Adviser Affiliate, those within applicable de minimis statutory or regulatory exceptions), and to consider the possible effect of providing such services on the independence of the independent auditors.
6.	To adopt, to the extent deemed appropriate by the Committee, policies and procedures for pre-approval of the audit or non-audit services referred to above, including policies and procedures by which the Committee may delegate to one or more of its members authority to grant such pre-approval on behalf of the Committee (subject to subsequent reporting to the Committee). The Committee hereby delegates to each of its members the authority to pre-approve any non-audit services referred to above between meetings of the Committee, provided that: (i) all reasonable efforts shall be made to obtain such pre-approval from the Chairperson of the Committee prior to seeking such pre-approval from any other member of the Committee; and (ii) all such pre-approvals shall be reported to the Committee not later than the next meeting thereof.
7.	To consider the controls implemented by the independent auditors and any measures taken by management to ensure that all items requiring pre-approval by the Committee are identified and referred to the Committee in a timely fashion.
8.	To receive at least quarterly a report from such independent auditors of: (i) all critical accounting policies and practices used by the Fund (or, in connection with any update, any changes in such accounting policies and practices), (ii) all material alternative accounting treatments within GAAP that have been discussed with management since the last annual report or update, including the ramifications of the use of the alternative treatments and the treatment preferred by the accounting firm, (iii) other material written communications between the independent auditors and the management of the Fund since the last annual report or update, (iv) a description of all non-audit services provided, including fees associated with the services, to any fund complex of which the Fund is a part since the last annual report or update that was not subject to the pre-approval requirements as discussed above; and (v) any other matters of concern relating to the Fund’s financial statements, including any uncorrected misstatements (or audit differences) whose effects management believes are immaterial, both individually and in aggregate, to the financial statements taken as a whole.
9.	To review and discuss with the independent auditors the matters required to be communicated with respect to the Fund pursuant to applicable auditing standards, as in effect from time to time, and to receive such other communications or reports from the independent auditors (and management’s responses to such reports or communications) as may be required under applicable listing standards of the New York Stock Exchange, including a report describing: (1) the internal quality-control procedures of the independent auditors, any material issues raised by the most recent internal quality-control review, or peer review, of the independent auditors, or by any inquiry or investigation by governmental or professional regulatory authorities, within the preceding five years, respecting one or more independent audits carried out by the independent auditors, and any steps taken to deal with any such issues; and (2) all relationships between the independent auditors and the Fund and any other relationships or services that may impact the objectivity and independence of the independent auditors. To the extent unresolved disagreements exist between management and the independent auditors regarding the financial reporting of the Fund, it shall be the responsibility of the Committee to resolve such disagreements.
10.	To consider and review with the independent auditors any reports of audit problems or difficulties that may have arisen in the course of the audit, including any limitations on the scope of the audit, and management’s response thereto.

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11.	To establish hiring policies for employees or former employees of the independent auditors who will serve as officers or employees of the Fund.
12.	With respect to the Fund, the securities of which are listed on a national securities exchange, to: (a) provide a recommendation to the Board regarding whether the audited financial statements of the Fund should be included in the annual report to shareholders of the Fund; and (b) prepare an audit committee report consistent with the requirements of applicable regulations under Regulation S-K for inclusion in the proxy statement for the Fund’s annual meeting of shareholders.
13.	To discuss generally the Fund’s earnings releases, as well as financial information and guidance provided to analysts and rating agencies, in the event the Fund issues any such releases or provides such information or guidance. Such discussions may include the types of information to be disclosed and the type of presentation to be made. The Committee need not discuss in advance each earnings release or each instance in which earnings guidance may be provided.
14.	To consider the Fund’s major financial risk exposures and the steps management has taken to monitor and control such exposures, including guidelines and policies to govern the process by which risk assessment and management is undertaken.
15.	To review and report to the Board with respect to any material accounting, tax, valuation, or record-keeping issues which may affect the Fund, its respective financial statements or the amount of their dividend or distribution rates.
16.	To establish procedures for: (a) the receipt, retention, and treatment of complaints received by the Fund regarding accounting, internal accounting controls, or auditing matters; and (b) the confidential, anonymous submission by employees of the Fund or its service providers (including its investment adviser, administrator, principal underwriter and any other provider of accounting related services to the Fund) of concerns regarding questionable accounting or auditing matters.
17.	To direct and supervise investigations with respect to the following: (a) evidence of fraud or significant deficiencies in the design or implementation of internal controls reported to the Committee by the principal executive or financial officers of the Fund pursuant to the requirements of the Sarbanes-Oxley Act and related rules; and (b) any other matters within the scope of this Charter, including the integrity of reported facts and figures, ethical conduct, and appropriate disclosure concerning the financial statements of the Fund.
18.	To review and recommend to the Board policies and procedures for valuing portfolio securities of the Fund and to make recommendations to the Board with respect to specific fair value determinations and any pricing errors involving such portfolio securities.
19.	To coordinate its activities with the other committees of the Board as necessary or appropriate to carry out its purposes effectively and efficiently, and to communicate with such other committees regarding matters that the Committee or such other committees may wish to consider in exercising their respective powers.
20.	To review the adequacy of this Charter and evaluate the Committee’s performance of its duties and responsibilities hereunder at least annually, and to make recommendations to the Board for any appropriate changes or other action.
21.	To take such other actions as may be requested by the Board or Chairperson of the Board from time to time consistent with carrying out the purposes of the Committee.

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22.	To direct and supervise investigations with respect to evidence of violations of law reported directly to or discovered by the Committee, acting as a QLCC, and to exercise all authority and responsibility contemplated by the QLCC Rules, including the adoption of procedures for the confidential receipt, retention, and consideration of any such reported or discovered evidence of violations of law, which procedures, as currently in effect, are set forth in Appendix B hereto.

VI. Powers and Authority of the Committee.

In performing its duties and responsibilities, the Committee shall have the following powers and authority:

1.            To make recommendations to the Board with respect to any of the foregoing matters and such other matters as the Committee may determine to be necessary or appropriate to carry out its purposes, including recommendations with respect to industry trends, best practices and educational or training opportunities for Independent Trustees to enhance the Board’s understanding of such matters.

2.            To exercise such additional powers as from time to time may be authorized by the Board.

VII. Resources of the Committee.

The Committee shall have the resources appropriate to exercise its powers and fulfill its responsibilities hereunder. Subject to the prior approval of the Board or the Chairperson of the Board, the Committee may engage counsel, consultants and other experts, at the Fund’s expense, and may determine the appropriate levels of funding for payment of compensation to such counsel, consultants and other experts, as well as the ordinary administrative expenses necessary or appropriate in exercising its powers and fulfilling its responsibilities under this Charter, including the reasonable costs of specialized training for Committee and Board members. The Committee may access directly such officers and employees of the Fund, Eaton Vance and the Fund’s other services providers, as it deems necessary or desirable in accordance with such communication protocols, if any, as may be established from time to time by the Board.

C-6

APPENDIX A

EATON VANCE FLOATING-RATE INCOME PLUS FUND

DEFINED TERMS

Qualified Legal Compliance Committee (from the QLCC Rules, Part 205.2(k))

“Qualified legal compliance committee” means a committee of an issuer (which also may be an audit or other committee of the issuer) that:

(1)       Consists of at least one member of the issuer’s audit committee (or, if the issuer has no audit committee, one member from an equivalent committee of independent directors) and two or more members of the issuer’s board of directors who are not employed, directly or indirectly, by the issuer and who are not, in the case of a registered investment company, “interested persons” as defined in section 2(a)(19) of the Investment Company Act of 1940 (15 U.S.C. 80a.2(a)(19));

(2)       Has adopted written procedures for the confidential receipt, retention, and consideration of any report of evidence of a material violation under §205.3;

(3)       Has been duly established by the issuer’s board of directors, with the authority and responsibility:

(i)	To inform the issuer’s Chief Legal Officer (“CLO”) and Chief Executive Officer (“CEO”) (or the equivalents thereof) of any report of evidence of a material violation (except in the circumstances described in §205.3(b)(4));
(ii)	To determine whether an investigation is necessary regarding any report of evidence of a material violation by the issuer, its officers, directors, employees or agents and, if it determines an investigation is necessary or appropriate, to:
(a)	Notify the audit committee or the full board of directors;
(b)	Initiate an investigation, which may be conducted either by the CLO (or the equivalent thereof) or by outside attorneys; and
(c)	Retain such additional expert personnel as the committee deems necessary; and
(iii)	At the conclusion of any such investigation, to:

(a)	Recommend, by majority vote, that the issuer implement an appropriate response to evidence of a material violation; and
(b)	Inform the CLO and the CEO (or the equivalents thereof) and the board of directors of the results of any such investigation under this section and the appropriate remedial measures to be adopted; and
(4)	Has the authority and responsibility, acting by majority vote, to take all other appropriate action, including the authority to notify the Commission in the event that the issuer fails in any material respect to implement an appropriate response that the qualified legal compliance committee has recommended the issuer to take.
C-7

APPENDIX B

EATON VANCE FLOATING-RATE INCOME PLUS FUND2

PROCEDURES WITH RESPECT TO

REPORTS OF VIOLATIONS

This policy outlines the procedures that the Audit Committee of Eaton Vance Floating-Rate Income Plus Fund shall employ with respect to reports of possible material violations of federal or state securities laws, breaches of fiduciary duty arising under federal or state law and similar violations of any federal or state law (collectively, “Reports”) received by the Committee, acting as a “qualified legal compliance committee” (a “QLCC”) as defined in Part 205 of the rules (“the QLCC Rules”) promulgated by the Securities and Exchange Commission (the “SEC”) pursuant to Section 307 of the Sarbanes-Oxley Act of 2002.

I.        Procedures for Receiving Reports

An attorney covered by the QLCC Rules is required to make a Report for any violation by an issuer or agent of the issuer that has occurred, is ongoing or is about to occur. An attorney who desires to make a Report may do so in a confidential manner as follows:

1.	The attorney may place a telephone call to the Chairperson of the Committee, the Fund’s Chief Legal Officer (“CLO”) or to both the Fund’s CLO and President (or other chief executive officer). During this telephone call, the attorney should identify the practices that are alleged to constitute a violation subject to reporting to a QLCC, providing as much detail as possible.
2.	Alternatively, the attorney may submit (by hand, mail, e-mail or fax) to the Chairperson of the Committee, the Fund’s CLO or to both the Fund’s CLO and President (or other chief executive officer), a confidential memorandum which details the Report and the practices that are alleged to constitute a violation subject to reporting to a QLCC, providing as much detail as possible.
3.	The CLO of the Fund shall use reasonable efforts to notify each attorney that can reasonably be expected to have reporting responsibilities from time to time under the QLCC Rules with respect to the Fund of these procedures for making Reports. The CLO of the Fund shall also make available to such attorneys the contact information for the Chairperson of the Committee. The contact information for the current Chairperson of the Committee is set out on Schedule A hereto.

II.        Procedures for Consideration of Reports

All Reports shall be presented for discussion at the next regularly-scheduled meeting of the Committee, or a specially-scheduled meeting in advance thereof. To the maximum extent possible under the circumstances, the identity of any attorney who has submitted a Report shall be kept confidential by the Committee if the attorney has so requested.

If the Committee determines that an investigation of the Report is necessary or appropriate, it shall: (a) notify the Audit Committee of the Board or the Board of this determination; and (b) initiate an investigation of the Report to be conducted in accordance with the requirements of the Rules; and (c) retain such additional experts as the Committee deems necessary or appropriate in connection with its investigation. At the conclusion of the investigation, the Committee shall provide such recommendations with respect to remedial or other measures to be taken, inform such persons, including without limitation, the CLO and the President of the Fund (or other chief executive officer) and the Board, and take such other appropriate action as it deems necessary or appropriate under the circumstances.

III.        Procedures for Retention of Reports

The Chairperson of the Committee shall be responsible for ensuring that all Reports received by the Committee, together with any documents pertaining to the investigation and consideration of such Reports, are retained in a manner consistent with preserving the anonymity of any attorney who has submitted a Report and requested confidentiality with respect thereto.

_________________

[2]	Defined terms in this Appendix B have the same meanings given to them in the Charter. Consistent with the Charter, references to the Fund in this Appendix B are to Eaton Vance Floating-Rate Income Plus Fund.

C-8

PROXY CARD

SIGN, DATE AND VOTE ON THE REVERSE SIDE

YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN. **PLEASE CAST YOUR PROXY VOTE *TODAY!***

PROXY VOTING OPTIONS

1. **MAIL** your signed and voted proxy back in the postage paid envelope provided
2. **ONLINE** at vote.proxyonline.com using your proxy control number found below
3. By **PHONE** when you call 888-227-9349 (toll-free) to reach an automated touchtone voting line
4. By **PHONE** with a live operator when you call (800) 331-5908 (toll-free) Monday through Friday 9 a.m. to 10 p.m. Eastern time

CONTROL NUMBER

EATON VANCE FLOATING-RATE INCOME PLUS FUND

Annual Meeting of Shareholders, May 14, 2021

Proxy Solicited on Behalf of the Board of Trustees

HOLDERS OF COMMON SHARES

The undersigned hereby appoints DEBORAH A. CHLEBEK, MAUREEN A. GEMMA, JAMES F. KIRCHNER, ERIC A. STEIN and DEIDRE E. WALSH, and each of them, with full power of substitution and revocation, as proxies to represent the undersigned at the Annual Meeting of Shareholders to be held by means of remote communication in a virtual-only format on May 14, 2021 at 11:30 a.m. (Eastern Time), and at any and all adjournments or postponements thereof, and to vote on behalf of the undersigned all Common Shares that the undersigned would be entitled to vote, with all powers the undersigned would possess if personally present, in accordance with the instructions on this proxy.

WHEN THIS PROXY IS PROPERLY EXECUTED, THE SHARES REPRESENTED HEREBY WILL BE VOTED AS SPECIFIED. **IF NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED "FOR" THE PROPOSALS AS SET FORTH BELOW AND WILL BE VOTED IN THE DISCRETION OF THE PROXIES WITH RESPECT TO ALL OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE ANNUAL MEETING AND ANY ADJOURNMENTS OR POSTPONEMENTS THEREOF.** THE UNDERSIGNED ACKNOWLEDGES RECEIPT OF THE ACCOMPANYING NOTICE OF ANNUAL MEETING AND PROXY STATEMENT. Any such adjournment will require the affirmative vote of the holders of a majority of the shares that are entitled to vote and are present or represented by proxy. The persons named as proxies will vote in favor of such adjournment those proxies that they are entitled to vote "FOR" the proposals set forth below. The persons named as proxies will vote against any such adjournment those proxies that voted "AGAINST" the proposals set forth below.

Mark the box to the right if you plan to attend the Annual Meeting. ☐

To change the address on your account, please indicate your new address below. Please note that changes to the registered name(s) on the account may not be submitted via this method.

ADDRESS CHANGE:

[PROXY ID NUMBER HERE] [BAR CODE HERE] [CUSIP HERE]

YOUR VOTE IS IMPORTANT. PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY USING THE POSTMARKED ENVELOPE ENCLOSED. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE: ■

	FOR	AGAINST	ABSTAIN
1. To approve the liquidation and termination of the Fund pursuant to the Plan of Liquidation and Termination adopted by the Board of Trustees of the Fund.	O	O	O

2(a). Election of three Class II Trustees:

FOR ALL NOMINEES	WITHHOLD AUTHORITY FOR ALL NOMINEES	FOR ALL EXCEPT (instructions below)
O	O	O

(i) William H. Park O

(ii) Keith Quinton O

(iii) Susan J. Sutherland O

INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark "FOR ALL EXCEPT" and fill in the circle next to each nominee you wish to withhold.

YOUR SIGNATURE IS REQUIRED FOR YOUR VOTE TO BE COUNTED. Please sign this proxy card exactly as your name(s) appear(s) on the books of the Fund. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If a corporation, please sign full corporate name by a duly authorized officer, giving full title as such. If a partnership, please sign in partnership name by an authorized person.

SIGNATURE DATE

SIGNATURE (IF HELD JOINTLY) DATE

TITLE IF A CORPORATION, PARTNERSHIP OR OTHER ENTITY

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF INTERNET PROXY MATERIALS FOR THE SHAREHOLDER MEETING TO BE HELD MAY 14, 2021
The Notice of Annual Meeting of Shareholders, Proxy Statement, Forms of Proxy Cards and Shareholder Reports are available on the Eaton Vance Website, https://funds.eatonvance.com/closed-end-fund-and-term-trust-documents.php. Please call 1-800-262-1122 for information on how to attend the Annual Meeting and vote.

[PROXY ID NUMBER HERE] [BAR CODE HERE] [CUSIP HERE]

Eaton Vance

PROXY CARD

SIGN, DATE AND VOTE ON THE REVERSE SIDE

YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN. **PLEASE CAST YOUR PROXY VOTE *TODAY!***

PROXY VOTING OPTIONS

1. **MAIL** your signed and voted proxy back in the postage paid envelope provided
2. **ONLINE** at vote.proxyonline.com using your proxy control number found below
3. By **PHONE** when you call 888-227-9349 (toll-free) to reach an automated touchtone voting line
4. By **PHONE** with a live operator when you call (800) 331-5908 (toll-free) Monday through Friday 9 a.m. to 10 p.m. Eastern time

CONTROL NUMBER

EATON VANCE FLOATING-RATE INCOME PLUS FUND

Annual Meeting of Shareholders, May 14, 2021

Proxy Solicited on Behalf of the Board of Trustees

HOLDERS OF VARIABLE RATE TERM PREFERRED SHARES

The undersigned hereby appoints DEBORAH A. CHLEBEK, MAUREEN A. GEMMA, JAMES F. KIRCHNER, ERIC A. STEIN and DEIDRE E. WALSH, and each of them, with full power of substitution and revocation, as proxies to represent the undersigned at the Annual Meeting of Shareholders to be held by means of remote communication in a virtual-only format on May 14, 2021 at 11:30 a.m. (Eastern Time), and at any and all adjournments or postponements thereof, and to vote on behalf of the undersigned all Variable Rate Term Preferred Shares that the undersigned would be entitled to vote, with all powers the undersigned would possess if personally present, in accordance with the instructions on this proxy.

WHEN THIS PROXY IS PROPERLY EXECUTED, THE SHARES REPRESENTED HEREBY WILL BE VOTED AS SPECIFIED. **IF NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED "FOR" THE PROPOSALS AS SET FORTH BELOW AND WILL BE VOTED IN THE DISCRETION OF THE PROXIES WITH RESPECT TO ALL OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE ANNUAL MEETING AND ANY ADJOURNMENTS OR POSTPONEMENTS THEREOF.** THE UNDERSIGNED ACKNOWLEDGES RECEIPT OF THE ACCOMPANYING NOTICE OF ANNUAL MEETING AND PROXY STATEMENT. Any such adjournment will require the affirmative vote of the holders of a majority of the shares that are entitled to vote and are present or represented by proxy. The persons named as proxies will vote in favor of such adjournment those proxies that they are entitled to vote "FOR" the proposals set forth below. The persons named as proxies will vote against any such adjournment those proxies that voted "AGAINST" the proposals set forth below.

[PROXY ID NUMBER HERE] [BAR CODE HERE] [CUSIP HERE]

YOUR VOTE IS IMPORTANT. PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY USING THE POSTMARKED ENVELOPE ENCLOSED. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE: ■

	FOR	AGAINST	ABSTAIN
1. To approve the liquidation and termination of the Fund pursuant to the Plan of Liquidation and Termination adopted by the Board of Trustees of the Fund.	O	O	O

2(a). Election of three Class II Trustees:

FOR ALL NOMINEES	WITHHOLD AUTHORITY FOR ALL NOMINEES	FOR ALL EXCEPT (instructions below)
O	O	O

(i) William H. Park O

(ii) Keith Quinton O

(iii) Susan J. Sutherland O

INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark "FOR ALL EXCEPT" and fill in the circle next to each nominee you wish to withhold.

2(b). Election of one Class II Trustee:

(i) George J. Gorman O

Mark the box to the right if you plan to attend the Annual Meeting. ☐

To change the address on your account, please indicate your new address below. Please note that changes to the registered name(s) on the account may not be submitted via this method.

ADDRESS CHANGE:

YOUR SIGNATURE IS REQUIRED FOR YOUR VOTE TO BE COUNTED. **Please sign this proxy card exactly as your name(s) appear(s) on the books of the Fund. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If a corporation, please sign full corporate name by a duly authorized officer, giving full title as such. If a partnership, please sign in partnership name by an authorized person.**

SIGNATURE DATE

SIGNATURE (IF HELD JOINTLY) DATE

TITLE IF A CORPORATION, PARTNERSHIP OR OTHER ENTITY

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF INTERNET PROXY MATERIALS FOR THE SHAREHOLDER MEETING TO BE HELD MAY 14, 2021

The Notice of Annual Meeting of Shareholders, Proxy Statement, Forms of Proxy Cards and Shareholder Reports are available on the Eaton Vance Website, https://funds.eatonvance.com/closed-end-fund-and-term-trust-documents.php. Please call 1-800-262-1122 for information on how to attend the Annual Meeting and vote.

[PROXY ID NUMBER HERE] [BAR CODE HERE] [CUSIP HERE]